As filed with the Securities and Exchange Commission
                         on or about February 28, 2000


                                        REGISTRATION NO. 033-10675 AND 811-04935
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |X|
      PRE-EFFECTIVE AMENDMENT NO.                                 |_|
      POST-EFFECTIVE AMENDMENT NO. 19                             |X|

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   |X|
      AMENDMENT NO. 22                                            |X|


                               -------------------


                                FIRST EAGLE FUNDS
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               -------------------

                           1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 698-3000
                               -------------------

                                  ROBERT BRUNO
                        ARNHOLD AND S. BLEICHROEDER, INC.
                           1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                               -------------------

                                    COPY TO:
                             PAUL S. SCHREIBER, ESQ.
                               SHEARMAN & STERLING
                              599 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10022
                               -------------------

      It is proposed that this filing will become effective (check appropriate box):

            |_| immediately upon filing pursuant to paragraph (b); |X| on March 1, 1999 pursuant to paragraph (b);
            |_| 60 days after filing pursuant to paragraph (a)(i); |_| on (date) pursuant to paragraph (a)(i);
            |_| 75 days after filing pursuant to paragraph (a)(ii); |_| on (date) pursuant to paragraph (a)(ii) of Rule 485.

      If appropriate, check the following box:
            |_| this post-effective amendment designates a new effective
                date for a previously filed post-effective amendment.

                               -------------------

      Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has previously registered an indefinite number of shares of its common stock, par value $.01 per share. The Registrant last filed a Rule 24f-2 Notice on January 12, 2000.


--------------------------------------------------------------------------------

          [LOGO]

          FIRST EAGLE FUNDS

          FIRST EAGLE FUND OF AMERICA
          FIRST EAGLE INTERNATIONAL FUND


          PROSPECTUS
          MARCH 1, 2000


          Like all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the SEC passed on the accuracy of this prospectus. It is a federal offense to claim otherwise.

          [LOGO]

          Welcome to First Eagle Funds (the Funds), managed by Arnhold and S. Bleichroeder Advisers, Inc. (the Adviser), a wholly owned subsidiary of Arnhold and S. Bleichroeder, Inc. When you read this prospectus you will learn more about our Funds: the U.S. equity fund, First Eagle Fund of America and the international equity fund, First Eagle International Fund. Each Fund offers three classes of shares: a no-load class Y, a level-load class C, and a front-end load class A.

          Before you invest in a mutual fund, you need to know that all mutual funds have common attributes:

                Shares of the mutual fund can rise or fall in value.

                You could make money or lose money.

                There is no guarantee that a fund will achieve its investment objective.

          This prospectus tells you about our Funds. We urge you to read it very carefully before you decide to invest and ask that you keep it for future reference.

                                TABLE OF CONTENTS

                                                                     Page
                                                                    ------

The Funds                                                              2
     About First Eagle Fund of America                                 2
         Objective and Approach                                        2
         Related Risks                                                 3
         The Fund's Performance                                        4
         The Fund's Fees and Expenses                                  6
     About First Eagle International Fund                              8
         Objective and Approach                                        8
         Related Risks                                                 9
         The Fund's Performance                                       10
         The Fund's Fees and Expenses                                 12
Our Management Team                                                   14
         The Adviser                                                  14
         The Portfolio Managers                                       15
         Distribution and Shareholder Services Expenses               16
About Your Investment                                                 17
     Choosing a Share Class                                           17
         Purchasing No-load Class Y Shares                            17
         Purchasing Level-load Class C Shares                         17
         Purchasing Front-end Load Class A Shares                     18
     How to Purchase Shares                                           19
         Where to Send Your Application                               19
         Our Automatic Investment Plan                                20
         How Fund Share Prices Are Calculated                         20
Once You Become a Shareholder                                         21
     Exchanging Your Shares                                           21
     Selling Your Shares                                              21
         How to Sell                                                  21
         Receiving Dividends and Distributions                        24
Information on Dividends, Distributions and Taxes                     25
         General Information                                          25
         Federal Taxes                                                25
         Additional Information                                       25
Financial Highlights                                                  27
Useful Shareholder Information                              (Back Cover)

THE FUNDS

Let us tell you about the Funds.

ABOUT FIRST EAGLE FUND OF AMERICA
OUR U.S. EQUITY FUND

          OBJECTIVE AND APPROACH

          The investment objective of First Eagle Fund of America is capital appreciation. To achieve its objective, the Fund primarily invests in U.S. equities. At least 65% of the assets are U.S. equity securities, including common stocks, preferred stocks, convertible securities and warrants. Although no change is anticipated, the Fund's investment objective can be changed without shareholder approval. If ever a change is made, it will be done in the best interest of our shareholders.

          The Adviser uses a bottom-up, event-driven approach to choose stocks that it believes are undervalued and should perform well. The approach looks at companies from the perspective of total enterprise value, as if buying the whole company. In a bottom-up approach, companies and securities are researched and chosen individually.

          Investing in stocks is actually owning part of a business. The Adviser uses this principle of ownership to guide the selection of stocks for the Fund.

-------------------------------------
          In an event-driven approach, the Adviser looks for companies that appear to be undervalued in relation to their potential value in light of positive corporate changes. Signals of corporate change can be management changes, large share repurchases, potential acquisitions or mergers. If changes are successful, these companies should realize a rise in the stock price.
-------------------------------------

          The Adviser invests in the securities of companies that it believes are undervalued relative to their overall financial and managerial strength. By careful selection, the Adviser believes that the Fund may have less exposure to loss.

          RELATED RISKS

          Investing in First Eagle Fund of America involves various risks.

          NON-DIVERSIFICATION RISK

          First Eagle Fund of America is a non-diversified mutual fund. As such, an investment in First Eagle Fund of America may expose your money to greater risks than if you invest in a diversified fund. Because the Fund may invest in a limited number of companies and industries, gains or losses in a particular security may have a greater impact on its share price.

          MARKET RISK

          In general, a fund's share price moves up and down over the short term in reaction to stock market movements. This means that an investor could lose money over short periods, and perhaps over longer periods during extended market downturns.

          EVENT-DRIVEN STYLE RISK

          The event-driven investment style used by the Fund carries the additional risk that the event anticipated occurs later than expected, does not occur at all, or does not have the desired effect on the market price of the securities.

          THE FUND'S PERFORMANCE

          Many factors affect a fund's performance. The following bar chart and table illustrate the potential risks of investing in the no-load class Y shares of First Eagle Fund of America. It shows changes in the Fund's performance from year to year for the last ten years.

CALENDAR YEAR TOTAL RETURNS CHART


FIRST EAGLE FUND OF AMERICA - CLASS Y

YEAR               (NUMBERS ARE IN PERCENTAGES)

90                            (17.59)
91                             20.92
92                             24.31
93                             23.85
94                             (2.60)
95                             36.40
96                             29.34
97                             29.46
98                             20.99
99                             12.09

          For the periods presented in the bar chart above, here is some additional return information.

--------------------------------------------------------------------------------
Best Quarter                                16.82%        Fourth Quarter 1998

Worst Quarter                              (13.84)%       Third Quarter 1998
--------------------------------------------------------------------------------

          The following table illustrates how the Fund's average annual returns for different calendar periods compare to the return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Midcap 400 Index. The Standard & Poor's 500 Stock Index is a widely recognized unmanaged index of the stocks of 500 U.S. companies. The Standard & Poor's Midcap 400 Index is an unmanaged measure of the mid-size company segment of the U.S. market. The figures in the table assume that you sold your shares at the end of each period.


          AVERAGE ANNUAL TOTAL RETURN COMPARISONS TABLE


          AS OF DECEMBER 31, 1999

--------------------------------------------------------------------------------

                              1 Year   5 Years    10 Years     Since inception*
--------------------------------------------------------------------------------

First Eagle Fund of
   America --
   Class Y shares             12.09%    25.37%     16.56%           16.57%
   Class C shares              9.85%      n/a       n/a             11.66%
   Class A shares              6.45%      n/a       n/a             10.65%

Standard & Poor's
   500 Stock Index            21.03%    28.55%     18.20%           16.62%

Standard & Poor's
   Midcap 400 Index           13.35%    21.28%     15.12%           13.58%
--------------------------------------------------------------------------------

* No-load class Y shares commenced investment operations in April 1987, level-load class C shares commenced investment operations on March 2, 1998 and front-end load class A shares commenced investment operations on November 20, 1998.


          Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not an indication of future performance.

          THE FUND'S FEES AND EXPENSES

          The following table describes the fees and expenses you may pay if you buy and hold shares of First Eagle Fund of America. The Fund offers three classes of shares: a no-load class Y, a level-load class C, and a front-end load class A. The difference between the share classes goes beyond sales charges. The charges and fees you pay for all three classes affect the returns of your investment.


          Shareholder fees are paid directly from your investment. Operating expenses are paid from First Eagle Fund of America's assets and are paid by shareholders indirectly. The expenses in the table below are based on figures from the fiscal year ended October 31, 1999.



--------------------------------------------------------------------------------
                                                                   Front-end
                                         No-load    Level-load       load
Class                                       Y           C              A
--------------------------------------------------------------------------------

SHAREHOLDER FEES

Maximum sales charge (load)
   on purchases as a percentage
   of offering price                       None        None          5.00%

Maximum deferred sales charge
   (load) as a percentage of
   the lesser of your purchase
   or redemption price                     None        1.00%         None

Redemption fee                             None        None          None

Exchange fee                               None        None          None


ANNUAL OPERATING EXPENSES

Management fees                            1.00%       1.00%         1.00%

Distribution (12b-1) fees                  None        0.75%         0.25%

Service fees                               0.25%       0.25%         0.25%

Other expenses                             0.14%       0.14%         0.14%*
                                           -----       -----         -----
Total annual operating expenses            1.39%       2.14%         1.64%
--------------------------------------------------------------------------------

* Other expenses are allocated on a pro rata basis. The numbers shown are based on the expense experience of no-load class Y and level-load class C for fiscal 1999 which were in existence for the entire year.

          EXAMPLE

          This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This hypothetical example shows what your expenses would be if you invested $10,000 over the time periods indicated. We assume that you reinvest all distributions, that the average annual return is 5%, and that operating expenses remain the same. The example does not represent First Eagle Fund of America's actual past or future expenses and returns.

          You would pay the following expenses if you sold your shares at the end of the following periods:


--------------------------------------------------------------------------------
                                    1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------

No-Load
   class Y shares                   $142      $440       $  761     $1,669

Level-load
   class C shares                   $317      $670       $1,149     $2,472

Front-end load
   class A shares                   $658      $991       $1,347     $2,346
--------------------------------------------------------------------------------


          Since only level-load class C shares have a one year contingent deferred sales charge, you would pay the following expenses if you did not sell your level-load class C shares at the end of the following periods:


--------------------------------------------------------------------------------
                                    1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------

Level-load
   class C shares                   $217       $670      $1,149     $2,472
--------------------------------------------------------------------------------

ABOUT FIRST EAGLE INTERNATIONAL FUND
OUR INTERNATIONAL EQUITY FUND

          OBJECTIVE AND APPROACH

          The investment objective of First Eagle International Fund is capital appreciation. To achieve its objective, the Fund invests at least 65% of its assets in equity securities issued by non-U.S. companies from at least three different countries. Equity securities include common stocks, preferred stocks, convertible securities, and warrants. Although no change is anticipated, the Fund's investment objective can be changed without shareholder approval. If ever a change is made, it will be done in the best interest of our shareholders.

          The Adviser uses a bottom-up approach to stock selection. Through in-depth research, we seek to find sound companies and investment opportunities wherever they exist, regardless of national boundaries. Consideration is given to companies with a wide range of market capitalizations. We seek to find value before the marketplace recognizes it by applying a business owner's approach to valuation.

          Investing in stocks is actually owning part of a business. The Adviser uses this principle of ownership to guide the selection of stocks for the Fund. The Adviser invests in companies that it believes are undervalued relative to the issuing company's overall financial and managerial strength. By careful selection, the Adviser believes that the Fund may have less exposure to loss.

          First Eagle International Fund may invest to a lesser extent in currency forwards and futures contracts to manage the risks of local currency fluctuations. The Fund generally uses these contracts to fix the U.S. dollar

-------------------------------------
          In a bottom-up approach, securities are researched and chosen individually.
-------------------------------------
          value of a security that it has agreed to buy or sell. The contracts are also used to hedge the U.S. dollar value of foreign securities already owned, particularly if the Fund expects a decline in the value of the foreign currency.

          RELATED RISKS

          Investing in First Eagle International Fund involves various risks.

          FOREIGN EQUITY SECURITIES RISK

          Investing in non-U.S. equity securities involves special risks including currency exchange rate fluctuation, revaluation of currencies, and different financial disclosure practices. In addition, non-U.S. markets are generally less developed than the U.S. market. Share price volatility may be greater due to political, economic, or market instability.

          NON-DIVERSIFICATION RISK

          First Eagle International Fund is a non-diversified mutual fund. As such, an investment in First Eagle International Fund may expose your money to greater risks than if you invest in a diversified fund. Because the Fund may invest in a limited number of companies and industries, gains or losses in a particular security may have a greater impact on its share price.

          MARKET RISK

          In general, a fund's share price moves up and down over the short term in reaction to stock market movements. This means that an investor could lose money over short periods, and perhaps over longer periods during extended market downturns.

          CURRENCY FORWARDS AND FUTURES RISK

          First Eagle International Fund may invest to a lesser extent in currency forwards and futures to manage the risks of local currency fluctuations. The success of these strategies depends upon the Adviser's ability to predict future exchange rate differences between foreign currencies and the U.S. dollar.

          THE FUND'S PERFORMANCE

          Many factors affect a fund's performance. The following bar chart and table illustrate the potential risks of investing in no-load Class Y shares of First Eagle International Fund only. It shows changes in the Fund's performance from year to year since its first full year of performance.


          CALENDAR YEAR TOTAL RETURNS CHART

          FIRST EAGLE INTERNATIONAL FUND - CLASS Y

YEAR               (NUMBERS ARE IN PERCENTAGES)

95                           11.63
96                           15.92
97                            9.26
98                           12.95
99                           16.78


          For the periods presented in the bar chart above, here is some additional return information.


--------------------------------------------------------------------------------
Best Quarter                                22.91%        Fourth Quarter 1999

Worst Quarter                              (20.81)%       Third Quarter 1998
--------------------------------------------------------------------------------

          The following table illustrates how the Fund's average annual returns for different calendar periods compare to the return of the Morgan Stanley Capital International (MSCI) EAFE Index and the MSCI World Ex-USA. The MSCI EAFE Index is a widely followed unmanaged group of stocks from 20 international markets. The MSCI World Ex-USA is a widely followed unmanaged group of stocks from 21 international markets. The figures in the table assume that you sold your shares at the end of each period.

          AVERAGE ANNUAL TOTAL RETURN COMPARISONS TABLE


          AS OF DECEMBER 31, 1999

--------------------------------------------------------------------------------
                                       1 Year       5 Year      Since inception*
--------------------------------------------------------------------------------

First Eagle International Fund --
   Class Y shares                      16.78%       13.28%      11.26%
   Class C shares                      14.24%         n/a        9.72%

MSCI EAFE Index                        26.96%       12.83%      11.87%

MSCI World Ex-USA                      27.93%       13.09%      12.08%
--------------------------------------------------------------------------------


* No-load class Y shares commenced investment operations in April 1994, level-load class C shares commenced investment operations on March 2, 1998 and front-end load class A shares commenced investment operations on March 11, 1999.


          Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not an indication of future performance.

THE FUND'S FEES AND EXPENSES

          The following table describes the fees and expenses you may pay if you buy and hold shares of First Eagle International Fund. The Fund offers three classes of shares: a no-load class Y, a level-load class C, and a front-end load class A. The difference between the share classes goes beyond sales charges. The charges and fees you pay for all three classes affect the returns of your investment.


          Shareholder fees are paid directly from your investment. Operating expenses are paid from First Eagle International Fund's assets and are paid by shareholders indirectly. The expenses in the table below are based on figures from the fiscal year ended October 31, 1999.



--------------------------------------------------------------------------------
                                                                 Front-end
                                       No-load    Level-load       load
Class                                     Y           C              A
--------------------------------------------------------------------------------

SHAREHOLDER FEES

Maximum sales charge (load)
   on purchases as a percentage
   of offering price                     None        None          5.00%

Maximum deferred sales charge
   (load) as a percentage of
   the lesser of your purchase
   or redemption price                   None        1.00%         None

Redemption fee (as a percentage
   of the lesser of your purchase
   price or the amount redeemed
   within 30 days of purchase)           2.00%       2.00%         2.00%

Exchange fee                             None        None          None


ANNUAL OPERATING EXPENSES

Management fees                          1.00%       1.00%         1.00%

Distribution (12b-1) fees                None        0.75%         0.25%

Service fees                             0.25%       0.25%         0.25%

Other expenses                           1.18%       1.18%         1.18%*
                                         -----       -----         -----
Total annual operating expenses          2.43%       3.18%         2.68%
--------------------------------------------------------------------------------

* Other expenses are allocated on a pro rata basis. The numbers shown are based on the expense experience of no-load class Y and level-load class C for fiscal 1999 which were in existence for the entire year.

          EXAMPLE

          This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The hypothetical example shows what your expenses would be if you invested $10,000 over the time periods indicated. We assume that you reinvest all distributions, that the average annual return is 5%, and that operating expenses remain the same. The example does not represent First Eagle International Fund's actual past or future expenses and returns.

          You would pay the following expenses if you sold your shares at the end of the following periods:


--------------------------------------------------------------------------------
                                    1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------

No-load
class Y shares                       $246      $  758    $1,296     $2,766

Level-load
class C shares                       $421      $  980    $1,664     $3,485

Front-end load
class A shares                       $758      $1,291    $1,849     $3,362
--------------------------------------------------------------------------------


          Since only level-load class C shares have a one year contingent deferred sales charge, you would pay the following expenses if you did not sell your level-load class C shares at the end of the following periods:


--------------------------------------------------------------------------------
                                    1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------

Level-load
class C shares                      $321      $  980     $1,664     $3,485
--------------------------------------------------------------------------------

OUR MANAGEMENT TEAM

          THE ADVISER

          The Adviser of First Eagle Funds is Arnhold and S. Bleichroeder Advisers, Inc., a wholly owned subsidiary of Arnhold and S. Bleichroeder, Inc. (ASB). ASB is the successor firm to two German banking houses -- Gebr. Arnhold founded in Dresden in 1864 and S. Bleichroeder founded in Berlin in 1803. The firm moved to New York City in 1937 and conducts its activities under the current name of Arnhold and S. Bleichroeder, Inc. ASB has used its experience and worldwide contacts to provide asset management, global securities research and trading, and investment banking services to institutional clients throughout the world.

          Over the years, we have always pursued superior investment opportunities for our clients. Our goal in managing the First Eagle Funds is to provide our fellow investors with quality long-term returns. But these returns do not come easily. We put all of our energy into serving investors who desire long-term growth instead of those who desire a quick gain. Essentially, we believe that the results of our investment style will encourage you to keep investing with us through the years.

          Our philosophy is quite simple. We base our investment decisions on a few basic principles:

                The best way to manage risk is company by company. Investing in fundamentally sound companies should reduce investment risks and should lead to the potential for superior returns.

                Valuation is only half of the story. We look for companies that we perceive to be undervalued and that have the potential to grow in the future.

                We think like business owners. Instead of concentrating on the earnings (price to earnings ratio) of a company, we scrutinize the whole company and examine its cash flow as though we were actually buying the business.

          These simple guiding principles have led to the past success of our Funds and the past success of our shareholders. Nothing is possible, though, without tireless research. Our company continues research long after we make our initial investment. We continually search for the best opportunities and select what we believe to be the most promising companies.

          The Adviser is responsible for the continuous supervision and management of the Funds under the direction of the Board of Trustees. Each Fund pays the Adviser a monthly fee at the annual rate of 1.00% of its average daily net assets for its advisory services.

          THE PORTFOLIO MANAGERS

          Harold J. Levy has been portfolio manager of First Eagle Fund of America since its inception in April 1987, and David L. Cohen has been portfolio manager of First Eagle Fund of America since 1989. Mr. Levy and Mr. Cohen are also the principal owners of Iridian Asset Management LLC, which they formed in November 1995. ASB owns 27.5% of Iridian. Mr. Levy began his career at ASB in 1985, and Mr. Cohen began his career at ASB in 1989. Currently, they are employed by the Adviser to serve as co-portfolio managers for First Eagle Fund of America.

          Arthur F. Lerner has been the portfolio manager of First Eagle International Fund since its inception in April 1994. He is a Senior Vice President of Arnhold and S. Bleichroeder, Inc. and has been with the firm since 1969.

          DISTRIBUTION AND SHAREHOLDER
          SERVICES EXPENSES

          Arnhold and S. Bleichroeder, Inc. is the distributor of the Funds. For providing shareholder and administrative services, ASB receives a service fee as compensation.

          To pay for the cost of promoting the Funds and servicing your shareholder account, level-load class C and front-end load class A shares of the Funds have adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time, the fees will increase your cost of investing and may cost you more than paying other types of sales charges. Other broker-dealers who sell the Funds' shares may receive a portion of this fee as compensation for services they provide. The following table shows the distribution and service fees associated with investing in each class of shares.

          FIRST EAGLE FUND OF AMERICA AND

          FIRST EAGLE INTERNATIONAL FUND

--------------------------------------------------------------------------------
                                         Distribution Fee (12b-1)    Service Fee
--------------------------------------------------------------------------------

No-load class Y                                     None                 0.25%

Level-load class C                                  0.75%                0.25%

Front-end load class A                              0.25%                0.25%
--------------------------------------------------------------------------------

ABOUT YOUR INVESTMENT

          Investing well requires a plan. Whether you invest on your own or use the services of a financial professional, you should create a strategy that will best meet your financial goals over the longer term.

CHOOSING A SHARE CLASS

          The following section describes the share classes in greater detail. Please read it carefully to decide which class is best for you.

          PURCHASING NO-LOAD CLASS Y SHARES

          IF YOU INVEST ON YOUR OWN OR SEEK PROFESSIONAL GUIDANCE

          You can purchase no-load class Y shares directly from us or through an investment professional. An investment professional can purchase class Y shares for you, and you may have to pay a fee to compensate the professional if you choose to seek advice. Our class Y shares have no sales charges or distribution fees, but do have an annual 0.25% service fee. We issue your shares at net asset value after we receive your initial investment and completed application. Class Y shares are also available through 401(k) plans.

          PURCHASING LEVEL-LOAD CLASS C SHARES
          IF YOU SEEK PROFESSIONAL GUIDANCE


          You can purchase level-load class C shares at net asset value through an investment professional. The shares carry an annual 0.25% service fee and an annual 0.75% Rule 12b-1 fee. You do not have to pay sales charges on class C shares. However, you may pay a contingent deferred sales charge (CDSC) equal to 1% of the original purchase price or the current market value, whichever is lower, if you sell your shares within the first year of purchase. Class C shares are also available through 401(k) plans.



          Investors purchasing Class C shares in connection with participant directed retirement plans, such as 401(k) plans, will not be subject to a 1% contingent deferred sales charge. Distributors of shares of the funds are normally paid an initial 1% fee on the sale of Class C shares. Distributors of Class C shares that are not subject to a 1% contingent deferred sales charge will be paid the distribution fee and the service fee on a quarterly basis.

          PURCHASING FRONT-END LOAD CLASS A SHARES

          IF YOU SEEK PROFESSIONAL GUIDANCE

          You can purchase front-end load class A shares through an investment professional at net asset value plus an initial sales charge as shown in the table below. Class A shares also carry an annual 0.25% service fee and an annual 0.25% Rule 12b-1 fee.


--------------------------------------------------------------------------------
                                   Sales Charge as a % of
    Class A Shares                 ----------------------    Dealer Allowance
       Dollars                     Offering     Net Amount       as a % of
      Invested                       Price       Invested      Offering Price
--------------------------------------------------------------------------------

Less than $50,000                     5.00%        5.26%            4.50%

$50,000 but
   less than $100,000                 4.50         4.71             4.00

$100,000 but
   less than $250,000                 3.75         3.90             3.25

$250,000 but
   less than $500,000                 2.75         2.83             2.50

$500,000 but
   less than $1,000,000               1.75         1.78             1.50

$1,000,000
   or more                            None         None             None
--------------------------------------------------------------------------------


          Class A shares are also available through 401(k) plans, other qualified employee benefit plans and broker-dealer wrap programs. These purchases are free of sales charges. You may also qualify for a quantity discount (the total of your investments in class A shares of both Funds) on each new purchase of class A shares. Ask your investment professional to see if you qualify.

          YOU MAY BE ELIGIBLE FOR A DISCOUNT

          You can receive a quantity discount without purchasing your shares all at once. If you intend to purchase a large dollar amount over a 13-month period to qualify for a discount, you can complete a "letter of intent" form. Once we receive the letter, we will give you the discount and place any purchases you make into escrow until you have purchased the intended quantity.

          If you do not make the required purchase within the 13-month time frame, we will deduct any sales charges from the escrow shares.


          ASB, the distributor may waive the front-end sales charge for investors who are purchasing class A shares with the proceeds from the redemption of another "load" mutual fund made within 60 days of the purchase. The investor or the investor's broker or financial institution placing the trade must notify ASB at the time the order to purchase Class A shares is made and must provide a copy of the investor's prior load fund account statement showing the redemption.

          DEALER REALLOWANCE

          ASB, the distributor, normally pays broker-dealers 4.50% of the 5.00% maximum sales charge. At times, ASB reallows broker-dealers the full portion of the sales charge.

          Shares of the various classes of the Funds may be offered outside the United States. These shares may be subject to different sales charges.

HOW TO PURCHASE SHARES

          You can make an investment in the Funds on any Business Day. A Business Day is any day the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Purchase orders received in good order are executed at the next calculated net asset value. Incomplete orders and orders that are not paid for in a timely manner are returned. Your investments are subject to the minimums described in the table below.


--------------------------------------------------------------------------------
Minimum Investment                          Initial       Additional
--------------------------------------------------------------------------------

Regular accounts                            $1,000           $100

IRAs                                        $  500        No minimum

Retirement plans, such as 401(k)            $  500        No minimum

Employment of Arnhold and
   S. Bleichroeder, Inc.                    $  500        No minimum
--------------------------------------------------------------------------------


          WHERE TO SEND YOUR APPLICATION

          If you are purchasing no-load class Y shares, send your completed application and your check or money order to the address listed on the application. If you wish to purchase your shares and pay for them through a federal funds wire, fax your application to the Funds' transfer agent at (614) 470-8702 and call our transfer agent at (800) 451-3623 to place your wire order. If you are purchasing level-load class C or front-end load class A shares, give your purchase request and your check or money order to your investment professional.

          OUR AUTOMATIC INVESTMENT PLAN

          If you are investing directly with the Funds, additional investments can also be made using our Automatic Investment Plan, which deducts the amount you designate directly from your checking or savings account. See the "Optional Shareholder Privileges" section on the application or you can call (800) 451-3623 to obtain more information on this service.

          HOW FUND SHARE PRICES ARE CALCULATED

          Net asset value for each share class is determined 15 minutes after the close of trading on the NYSE (normally 4:00 p.m. Eastern Time). For front-end load class A shares, the net asset value plus any front-end sales charge equals the offering price.

          First Eagle Funds uses market quotes to price their securities. Non-U.S. securities are valued based on quotes from their primary trading market and converted into U.S. dollars. Securities that are otherwise not readily marketable, are restricted as to resale, or for which market quotations are not readily available, are valued at fair value under procedures adopted by the Board of Trustees.

          Portfolio securities of the Funds that are traded on non-U.S. stock exchanges may trade on weekends and

-------------------------------------
          Net Asset Value = A Fund's total assets
          less any liabilities [div] shares outstanding
-------------------------------------
          holidays when the Funds' net asset values are not calculated and when shares of the Funds cannot be purchased or redeemed.

ONCE YOU BECOME
A SHAREHOLDER

          After you have opened an account with us, you can exchange or sell your shares to meet your changing investment goals or other needs.

EXCHANGING YOUR SHARES

          You can exchange your shares in any class of one Fund for shares of the same class in the other Fund. Exchanges are made at net asset value for each class and are free of charge. You can make up to six exchanges in any 12-month period.

SELLING YOUR SHARES

          You can access your investment at any time by selling your shares on any Business Day.

          HOW TO SELL

          WRITTEN REQUESTS

          To sell your shares, please submit a written request to the Funds' transfer agent or to your investment professional and sign it exactly as the account is registered.

          New shareholders do not receive share certificates. However, if you already have a certificate, sign it and return it to the transfer agent. Remember that there needs to be a signature for every name that appears on the certificate.

          In some instances, a signature guarantee may be required. These include:

                Redemption payments over $25,000.

                Redemption payments sent to addresses different from the one we have on record.

                Changes in registration.

          We reserve the right to change the guarantee requirements from time to time. A signature guarantee must be from a member of the Signature Guarantee Medallion Program (generally, a bank, trust company, savings and loan association or any broker or securities dealer) for each person whose name is on the account.

          If a corporation, partnership, trust, or fiduciary owns the certificate, written evidence of their authority must be submitted.

          TELEPHONE REQUESTS

          You can also request to sell your shares by telephone by calling (800) 451-3623 on any Business Day. For security purposes we will ask you to provide proper identification and to verify account information before we can honor your telephone request.

          We employ reasonable procedures to confirm that all telephone requests are genuine, but neither the Funds nor the transfer agent are responsible for the authenticity of these requests. Therefore, you will have to bear any loss due to telephone requests made in your name. Telephone calls may be recorded for your protection.

          DETERMINING YOUR SELLING PRICE

          After we receive your request, we will sell your shares at the next determined net asset value. If you are selling shares that you have recently purchased by check or by using the Automatic Investment Plan, we will hold the proceeds of your sale until your payment clears. This may take up to ten Business Days.

SALES PROCEEDS

          We normally mail proceeds for shares you have sold to the address we have on record. We mail checks within seven days after we receive your request.

          If your sales proceeds exceed $5,000, you can choose to have them deposited into a bank account through a federal funds wire. You can indicate this option on your application. Or, you can submit a signature guaranteed written request at a later date. You may, however, have to pay a fee if you use the federal funds wire feature and you will have to pay a fee if you request overnight delivery of your sales proceeds. We normally wire payments on the next business day after we receive your request.

          The Funds may suspend payments under certain emergency conditions when allowed by the SEC.

          FIRST EAGLE INTERNATIONAL FUND'S REDEMPTION FEE

          First Eagle International Fund is not designed for short-term traders whose frequent purchases and redemptions can generate substantial purchases and sales of portfolio investments that can unnecessarily disrupt the Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of portfolio securities held by the Fund at the worst possible time as far as long-term investors are concerned. These short-term transactions affect all shareholders by increasing transaction costs. Because of this, if you sell First Eagle International Fund shares within one month of purchase, you will pay a 2% redemption fee on the lesser of your purchase price or the amount redeemed. This fee applies to all three share classes of First Eagle International Fund. The redemption fee is retained by the Fund.

          Shares purchased through 401(k) plans are excluded from the redemption fees.

          REDEMPTIONS IN KIND

          The Funds normally pay sales proceeds in cash up to $250,000 or 1% of each Fund's total value, whichever is less. We reserve the right to make higher redemption payments to you in the form of marketable securities. This is called a "redemption in kind." You will pay any applicable sales charge or other fees when you sell these securities.

          INVOLUNTARY SALE

          To reduce expenses, we may sell your shares and close your account if the value of your account falls below $500. We will give you 60 days' notice before we sell your shares. This gives you an opportunity to purchase enough shares to raise your account value to the $500 minimum to avoid closing the account.

          RECEIVING DIVIDENDS AND DISTRIBUTIONS

          We expect to pay dividends and distribute any net capital gains annually. Because First Eagle Funds invest primarily in equity securities and with a long-term outlook, generally there are more capital gains distributions than investment income dividend distributions.

          All dividend and distribution payments are reinvested at the net asset value of the Fund in which you currently hold shares, unless you elect to receive distributions in cash. To receive a distribution in cash, simply submit a written request more than five business days before we make the payment. We may elect to make distributions more frequently.

INFORMATION ON DIVIDENDS
DISTRIBUTIONS AND TAXES

          Tax issues can be complicated. Please consult your tax adviser about federal, state, or local tax consequences or with any other tax questions you may have.

          GENERAL INFORMATION

          The Funds may make both dividend and capital gains distributions. Both dividends and short-term capital gains distributions are taxed as ordinary income and are subject to a maximum federal rate of 39.6% for individual shareholders. Long-term capital gains distributions are taxed at a maximum rate of 20%.

          Dividends and distributions are generally taxable whether they are taken in cash or reinvested. Any dividends and distributions declared in November or December and paid in January are taxable as though they were paid on December 31st.

          Remember that exchanges of Fund shares are considered sales and any gains may be taxable.

          FEDERAL TAXES

          Federal tax laws require us to withhold 31% of ordinary income dividends, capital gain dividends, and sales proceeds from shareholders who do not furnish their tax identification numbers on IRS form W-9 or form W-8 for non-U.S. investors.

          ADDITIONAL INFORMATION

          By January 31st of each year, we will mail you a statement showing the tax status of your dividends and distributions for the prior year.

-------------------------------------
          A dividend is a payment of net
          investment income. A distribution is the
          payment of capital gains.
-------------------------------------

          There may be tax consequences for shareholders who are nonresident aliens or foreign entities. Please see the SAI for more information.

          No person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds, the Adviser or the Distributor. This prospectus does not constitute an offer to sell, or a solicitation of any offer to buy, any of the securities of the Funds in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.




-------------------------------------
          When you sell your shares, your tax
          basis is the total of your cash
          investments plus dividends and
          distributions that have been reinvested,
          less any return of capital.
-------------------------------------

FINANCIAL HIGHLIGHTS


          The following tables are intended to help you understand the Funds' financial performance for the past five years. The information has been audited by KPMG LLP, whose report concerning these highlights appears in the Annual Report dated October 31, 1999. This information should be read in conjunction with the Statement of Additional Information (SAI), which is available on request. Through February 28, 1998, the Funds issued only one class of shares, currently called class Y shares. Class C shares commenced investment operations on March 2, 1998. Class A shares commenced investment operations on November 20, 1998 for First Eagle Fund of America and on March 11, 1999 for First Eagle International Fund. Remember that past performance is not an indication of future performance.

FIRST EAGLE FUND OF AMERICA

Fund of America Class Y Shares

                                                                  For the year ended October 31,
                                            --------------------------------------------------------------------------
                                             1999             1998             1997             1996             1995
                                            ------           ------           ------           ------           ------
Net asset value, beginning of year          $21.53           $20.59           $17.97           $16.28           $15.45

Income from investment operations
   Net investment income (loss)               0.07            (0.08)           (0.06)           (0.04)           (0.04)
   Net realized and unrealized gain           2.45             3.62             5.31             4.08             2.87
                                            ------           ------           ------           ------           ------
Total from investment operations              2.52             3.54             5.25             4.04             2.83
                                            ------           ------           ------           ------           ------

Less distributions from:
   Net investment income                        --               --               --               --               --
   Net realized gain                         (3.59)           (2.60)           (2.63)           (2.35)           (2.00)
                                            ------           ------           ------           ------           ------
Total distributions                          (3.59)           (2.60)           (2.63)           (2.35)           (2.00)
                                            ------           ------           ------           ------           ------

Net asset value, end of year                $20.46           $21.53           $20.59           $17.97           $16.28
                                            ======           ======           ======           ======           ======
Total Return*                                 12.1%            19.2%            31.0%            27.1%            21.6%
Net assets, end of year               $536,157,945     $391,797,350     $254,438,325     $163,402,847     $134,350,180

Ratios to Average Net Assets:
   Expenses(1)                                 1.4%             1.5%             1.7%             1.8%             1.9%
   Net investment income (loss)                0.3%            (0.4)%           (0.3)%           (0.2)%           (0.3)%

Portfolio turnover rate                         89%              83%              98%              93%              81%

*      Past performance is not predictive of future performance.
(1) For the years ended October 31, 1999 and 1998, the Fund earned credits from the custodian which reduced service fees incurred. If the credits were taken into consideration, the ratio of expenses to average net assets would have been 1.4% and 1.5% respectively.


Fund of America                                       Class C Shares                     Class A Shares
                                        -----------------------------------------     -------------------
                                        For the year ended       March 2, 1998**      November 20, 1998**
                                            October 31,          through Oct. 31,     through October 31,
                                                1999                   1998                  1999
                                                ----                   ----                  ----
Net asset value, beginning of year          $     21.43              $  21.07             $    20.33

Income from investment operations
   Net investment loss                            (0.20)                (0.16)                 (0.09)
   Net realized and unrealized gain                2.54                  0.52                   1.93
                                            -----------              --------             ----------
Total from investment operations                   2.34                  0.36                   1.84
                                            -----------              --------             ----------

Less distributions from:
   Net investment income                             --                    --                     --
   Net realized gain                              (3.59)                   --                  (1.75)
                                            -----------              --------             ----------
Total distributions                               (3.59)                   --                  (1.75)
                                            -----------              --------             ----------

Net asset value, end of year                $     20.18              $  21.43             $    20.42
                                            ===========              ========             ==========
Total Return*                                      11.2%                  1.7%++                 8.6%++
Net assets, end of year                     $19,601,461              $674,944             $1,670,284

Ratios to Average Net Assets:
   Expenses                                         2.1%(A)               2.2%+(A)               1.6%+(B)
   Net investment loss                             (0.9)%                (1.1)%+                (0.4)%+

Portfolio turnover rate                              89%                   83%                    89%

*      Past performance is not predictive of future performance.
**     Commencement of investment operations
+      Annualized
++     Total return not annualized
(A) For the year ended October 31, 1999 and for the period from March 2, 1998 to October 31, 1998, the Fund earned credits from the custodian which reduced service fees incurred. If the credits were taken into consideration, the ratio of expenses to average net assets would have been 2.1% and 2.2%+.
(B) For the period from November 20, 1998 to October 31, 1999, the Fund earned credits from the custodian which reduced service fees incurred. If the credits were taken into consideration, the ratio of expenses to average net assets would have been 1.6%+.

International Fund Class Y shares

                                                                        For the
                                                                         period
                                                                          from                                           April 4,
                                           For the year ended          January 1,          For the year ended             1994**
                                              October 31,                 thru                December 31,               through
                                       ---------------------------     October 31,     ---------------------------     December 31,
                                          1999            1998            1997            1996            1995             1994
                                         ------          ------          ------          ------          ------           -----
Net asset value, beginning of year       $16.09          $16.17          $15.04          $13.38          $12.37          $12.50

Income from investment operations
   Net investment loss                    (0.17)          (0.06)          (0.12)          (0.16)          (0.13)          (0.02)
   Net realized and unrealized
      gain (loss)                          1.60            0.95            1.25            2.29            1.57           (0.11)
                                         ------          ------          ------          ------          ------           -----
      Total from investment
         operations                        1.43            0.89            1.13            2.13            1.44           (0.13)
                                         ------          ------          ------          ------          ------           -----
Less distributions
   Dividends (from net investment
      income)                                --              --              --              --              --              --
   Distributions (from capital
      gains)                              (1.34)          (0.97)             --           (0.47)          (0.43)             --
                                         ------          ------          ------          ------          ------           -----
      Total distributions                 (1.34)          (0.97)             --           (0.47)          (0.43)             --
                                         ------          ------          ------          ------          ------           -----
Net asset value, end of year             $16.18          $16.09          $16.17          $15.04          $13.38          $12.37
                                         ======          ======          ======          ======          ======          ======
Total Return*                               9.4%            5.8%            7.5%++         15.9%           11.6%           (1.0)%++
Net assets, end of year             $34,781,555     $38,222,433     $36,320,210     $32,105,280     $22,420,889     $20,152,024

Ratios to Average Net Assets:
   Expenses(1)                              2.4%            2.4%            2.3%+           2.9%            3.1%            2.0%+
   Net investment loss                     (1.1)%          (0.5)%          (1.0)%+         (1.1)%          (1.1)%          (0.3)%+

Portfolio turnover rate                      87%             85%             54%            101%            166%            170%

*      Past performance is not predictive of future performance.
**     Commencement of investment operations
+      Annualized
++     Total return not annualized
(1) For the years ended October 31, 1999 and 1998 the Fund earned credits from the custodian which reduced service fees incurred. If the credits were taken into consideration the expense ratios would have been 2.4% and 2.3%, respectively.

International Fund                                              Class C shares                       Class A shares
                                                     --------------------------------------         ----------------
                                                      For the               March 2, 1998**         March 11, 1999**
                                                     year ended                 through                  through
                                                     October 31,              October 31,              October 31,
                                                        1999                     1998                     1999
                                                      --------                 --------                  -------
Net asset value, beginning of year                    $  16.01                 $  16.90                  $ 15.06

Income from investment operations
   Net investment (loss) income                          (0.29)                    0.84                    (0.15)
   Net realized and unrealized gain (loss)                1.57                    (1.73)                    1.24
                                                      --------                 --------                  -------
      Total from investment operations                    1.28                    (0.89)                    1.09
                                                      --------                 --------                  -------
Less distributions
   Dividends (from net investment income)                   --                       --                       --
   Distributions (from capital gains)                    (1.34)                      --                       --
                                                      --------                 --------                  -------
      Total distributions                                (1.34)                      --                       --
                                                      --------                 --------                  -------
Net asset value, end of year                          $  15.95                 $  16.01                  $ 16.15
                                                      ========                 ========                  =======
Total Return*                                              8.4%                    (5.3)%++                  7.2%++
Net assets, end of year                               $745,850                 $307,738                  $72,305

Ratios to Average Net Assets:
   Expenses                                                3.2%(A)                  2.9%+(A)                 2.7%+(B)
   Net investment (loss)/income                           (1.9)%+                   7.0%+                   (1.6)%+

Portfolio turnover rate                                     87%                      85%                      87%

*      Past performance is not predictive of future performance.
**     Commencement of investment operations
+      Annualized
++     Total return not annualized
(A) For the year ended October 31, 1999 and for the period from March 2, 1998 to October 31, 1998, the Fund earned credits from the custodian which reduced service fees incurred. If the credits were taken into consideration the ratio of expenses to average net assets would have been 3.1% and 2.8%+, respectively.
(B) For the period from March 11, 1999 to October 31, 1999, the Fund earned credits from the custodian which reduced service fees incurred. If the credits were taken into consideration the ratio of expenses to average net assets would have been 2.7%+.

USEFUL SHAREHOLDER INFORMATION

How to Obtain Our Shareholder Reports

We will send you copies of our Annual and Semi-annual Reports on a regular basis once you become a shareholder. The Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. It also contains audited financial statements by the Funds' independent accountants.

How to Obtain Our Statement of Additional Information

The Statement of Additional Information (SAI), which is referenced in this prospectus is available to you without charge from us. You may visit the SEC's Internet Website (http://www.sec.gov) to view the SAI and other information. Also, you can obtain copies of the SAI by sending your request and fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. You also may review and copy information about the Funds, including the SAI, at the SEC's Public Reference Room in Washington, D.C. To find out more about the public reference room, call the SEC at 1-800-SEC-0330.

How to Reach First Eagle Funds

You can send all requests for information or transactions to:

        First Eagle Funds
        P.O. Box 182497
        Columbus, OH 43218-2497

You can contact us by telephone at (800) 451-3623.

You can also reach us for any reason by visiting our website at:
http://www.firsteaglefunds.com

Distributor                           Investment Adviser
Arnhold and S. Bleichroeder, Inc.     Arnhold and S. Bleichroeder Advisers, Inc.
1345 Avenue of the Americas           1345 Avenue of the Americas
New York, NY 10105                    New York, NY 10105

Investment Company Act File Number: 811-04935

                                FIRST EAGLE FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED MARCH 1, 2000


     FIRST EAGLE FUNDS (the 'Trust') is a registered investment company, a 'mutual fund,' that offers investors two investment alternatives, First Eagle Fund of America and First Eagle International Fund.

     The Trust's, the Adviser's and the Distributor's address is 1345 Avenue of the Americas, New York, New York 10105. The Trust's telephone number is (212) 698-3000 or (888) 482-5667.

     FIRST EAGLE FUND OF AMERICA is an open-end, non-diversified mutual fund whose investment objective is to achieve capital appreciation. First Eagle Fund of America will seek to achieve its objective by investing primarily in domestic stocks and to a lesser extent in debt and foreign equity securities. Normally at least 65% of First Eagle Fund of America's assets will be invested in domestic securities.

     FIRST EAGLE INTERNATIONAL FUND is an open-end, non-diversified mutual fund whose investment objective is to achieve capital appreciation. First Eagle International Fund will seek to achieve its objective by investing primarily in foreign stocks and to a lesser extent in debt and domestic equity securities. Normally at least 65% of First Eagle International Fund's assets will be invested in foreign securities, in at least three different countries.

     Arnhold and S. Bleichroeder Advisers, Inc. (the 'Adviser') invests the assets of First Eagle Fund of America and First Eagle International Fund (collectively, the 'Funds' and individually, a 'Fund') in securities of companies that appear to be undervalued relative to their overall financial and managerial strength. The Adviser's investment strategy is to invest in securities with 'intrinsic values' which are not generally recognized by the market. There can be no assurance that the Funds' objectives will be achieved.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Trust's Prospectus, dated March 1, 1999, a copy of which may be obtained from the Trust's Transfer and Dividend Disbursing Agent, BISYS Fund Services Inc., by writing to P.O. Box 182497, Columbus, OH 43218-2497, or by telephoning (800) 451-3623.

     All documents incorporated by reference herein have been previously filed with other shareholder reports which are available, without charge, upon request at (800) 451-3623.

                            ------------------------

                                TABLE OF CONTENTS                           PAGE
                                -----------------                           ----


Organization and History....................................................   2
Additional Investment Information...........................................   2
Investment Restrictions.....................................................  11
Trustees, Officers, and Principal Stockholders..............................  13
Adviser.....................................................................  16
Distributor.................................................................  17
Portfolio Transactions and Brokerage........................................  17
Net Asset Value.............................................................  20
Stockholder Investment Account..............................................  20
Redemptions.................................................................  21
Tax Treatment of Certain Transactions.......................................  24
Performance Information.....................................................  26
Custodian, Transfer and Dividend Disbursing Agent and Independent Auditors..  26
First Eagle Fund of America Investment Portfolio............................ F-1
First Eagle International Fund Investment Portfolio......................... F-5
Financial Statements........................................................ F-8

                            ORGANIZATION AND HISTORY

     First Eagle Fund of America was initially incorporated in Maryland on December 11, 1986. First Eagle International Fund was initially incorporated in Maryland on October 7, 1993. The Trust was organized as a business trust under the laws of the State of Delaware on December 24, 1997. The Board of Trustees of the Trust approved changing the name of the Trust name from 'First Eagle Trust' to 'First Eagle Funds' on February 23, 1999. The Trust may have multiple series and classes of shares. First Eagle Fund of America and First Eagle International Fund were reorganized and converted into separate Series of the Trust on February 27, 1998.

                        ADDITIONAL INVESTMENT INFORMATION

     First Eagle Fund of America is an open-end, non-diversified mutual fund whose investment objective is to achieve capital appreciation. It seeks to achieve its objective by investing primarily in domestic stocks and to a lesser extent in debt and foreign equity securities.

     First Eagle Fund of America may purchase call and put options and sell covered call and covered put options on equity or debt securities and on stock indices, and, solely for bona fide hedging purposes, acquire positions in futures contracts and related options traded on a commodities exchange or board of trade. First Eagle Fund of America may under certain circumstances invest in securities issued by other investment companies. If First Eagle Fund of America invests in such securities, investors may be subject to duplicate investment management or distribution fees.

     First Eagle International Fund is an open-end, non-diversified mutual fund whose investment objective is to achieve capital appreciation. It seeks to achieve its objective by investing primarily in foreign stocks and to a lesser extent in debt and domestic equity securities.

     First Eagle International Fund offers investors access to a geographically diverse portfolio, professional research and analysis of issuers and worldwide markets, and the ability to invest in foreign securities without having to make individual arrangements for brokers, safekeeping of securities and foreign currency dealings. First Eagle International Fund invests globally wherever the greatest opportunities exist in a variety of markets, including Europe, Latin America, the Pacific Basin and to a lesser extent the United States.

     The Adviser invests the assets of the Funds in securities of companies that appear to be undervalued relative to their overall financial and managerial strength. The Adviser's investment strategy is to invest in securities with 'intrinsic values' which are not generally recognized by the market. As non-diversified mutual funds, the Funds may have a greater investment concentration in some securities than a diversified mutual fund. There can be no assurance that the Funds' objectives will be achieved.

                               FOREIGN SECURITIES

     The Funds may invest in foreign securities issued by companies of any nation regardless of its level of development. The risks involved in investing in foreign securities include political or economic instability in the country of issue, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Foreign securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. Additionally, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Settlement of securities traded on foreign markets often takes longer than on U.S. markets. In some foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investments in those countries. To attempt to limit the risks of investing in foreign securities, the Fund may use hedging techniques. In the event of a default of any foreign debt obligation, it may be more difficult to obtain or enforce a judgment against the issuers of those securities. Foreign currency denominated securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. Foreign currency is also subject to similar risks. Foreign securities and currencies will be held by the Funds custodian, an 'eligible foreign custodian' or a 'qualified U.S. bank,' as those terms are defined in the Investment Company Act of 1940 as amended (the 'Investment Company Act') and the rules and regulations thereunder.

                                DEBT SECURITIES

     The Funds may invest in debt securities without regard to credit ratings. Investing in debt securities involves other risks including interest rate and credit risks. Interest rate risk is the risk that a rise in interest rates will cause the value of the debt securities to go down. Credit rate risk is the risk that the issuer of a debt security will not be able to make principal and interest rate payments.

                             HIGH YIELD SECURITIES

     Changes in the economy and interest rates affect high-yield securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers will likely experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a bond owned by a Fund defaults, such Fund may incur additional expenses in seeking recovery of its investment. Additionally, periods of economic uncertainty and changes can result in increased volatility of market prices of high yield bonds. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and are more volatile than securities which pay interest periodically and in cash. If the Funds invest in zero coupon or pay-in-kind securities, they will be subject to special tax considerations related to those securities. The Funds will have to report the interest on those securities as income even though they receive no interest until the security's maturity or payment date. Each Fund has no current intention of investing more than 5% of its net assets in high yield bonds.

                              OPTIONS TRANSACTIONS

     The Adviser believes that certain transactions in options on securities and on stock indices may be useful in limiting a Fund's investment risk and augmenting its investment return. The Adviser expects, however, the amount of a Fund's assets that will be involved in options transactions to be small relative to that Fund's assets. Accordingly, it is expected that only a relatively small portion of a Fund's investment return will be attributable to transactions in options on securities and on stock indices. The Funds may invest in options transactions involving options on securities and on stock indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets.

     A call option is a contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the equity or debt security underlying the option at a specified exercise price at any time during the term of the option. With respect to a call option on a stock index, the purchaser is entitled to receive cash if the underlying stock index rises sufficiently above its level at the time the option was purchased. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying equity or debt security against payment of the exercise price. With respect to a call option on a stock index, the writer has the obligation to deliver cash if the underlying index rises sufficiently above its level when the option was purchased.

     A put option gives the purchaser, in return for a premium, the right to sell the underlying equity or debt security at a specified exercise price during the term of the option. With respect to a put option on a stock index, the purchaser is entitled to receive cash if the underlying index falls sufficiently below its level at the time the option was purchased. The writer of the put, who receives the premium, has the obligation to buy the underlying equity or debt security upon exercise at the exercise price. With respect to a put option on a stock index, the writer has the obligation to deliver cash if the underlying index falls sufficiently below its level when the option was purchased. The price of an option will reflect, among other things, the relationship of the exercise price to the market price of the underlying financial instrument or index, the price volatility of the underlying financial instrument or index, the remaining term of the option, supply and demand of such options and interest rates.

     One purpose of purchasing call options is to hedge against an increase in the price of securities that a Fund ultimately intends to buy. Hedge protection is provided during the life of the call because that Fund, as the holder of the call, is able to buy the underlying security at the exercise price, and, in the case of a call on a stock index, is entitled to receive cash if the underlying index rises sufficiently. However, if the value of a security underlying a call option or the general market or a market sector does not rise sufficiently when that Fund has purchased a call option on the underlying instrument, that option may result in a loss.

     Securities and options exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that a Fund and other clients of the Adviser may be considered such a group. Position limits may restrict a Fund's ability to purchase or sell options on particular securities and on stock indices.

                             COVERED OPTION WRITING

     A Fund may write 'covered' call options on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if a Fund holds, on a share-for-share basis, a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written, or greater than the exercise price of the call written if the difference is maintained by that Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its Custodian.

     A put option is 'covered' if a Fund maintains cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its Custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its Custodian.

     One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In the case of a securities call, the writer receives the premium, but has given up the opportunity for profit from a price increase in the underlying security above the exercise price during the option period. In the case of a stock index call, the writer receives the premium, but is obligated to deliver cash if the underlying index rises sufficiently during the option period. Conversely, the put option writer has, in the form of the premium, gained a profit as long as the price of the underlying security or stock index remains above the exercise price, but has assumed an obligation to purchase the underlying security at the exercise price from or deliver cash to the buyer of the put option during the option period.

     Another reason for writing options is to hedge against a moderate decline in the value of securities owned by a Fund in the case of a call option, or a moderate increase in the value of securities a Fund intends to purchase in the case of a put option. If a covered option written by a Fund expires unexercised, that Fund will realize income equal to the amount of the premium it received for the option.

     If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by a Fund, that Fund may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This 'opportunity cost' may be partially or wholly offset by the premium received for the covered call written by that Fund.

                            OPTIONS ON STOCK INDICES

     A Fund will write call options on broadly based stock market indices only if at the time of writing it holds a portfolio of stocks. When a Fund writes a call option on a broadly based stock market index, that Fund will segregate or put into escrow with its Custodian any combination of cash, cash equivalents or 'qualified securities' with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A 'qualified security' is an equity security which is listed on a securities exchange or on the NASDAQ against which a Fund has not written a call option and which has not been hedged by the sale of stock index futures.

     Index prices may be distorted if trading in certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to that Fund.

     If a Fund is assigned an exercise notice on a call it has written, that Fund would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. When a Fund has written a call, there is also a risk that the market may decline between the time that Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where such Fund would be able to deliver the underlying securities in settlement, such Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which a Fund has written is 'covered' by an index call held by such Fund with the same strike price, such Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date such Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

                               FUTURES CONTRACTS

     An interest rate futures contract is an agreement to purchase or sell an agreed amount of debt securities at a set price for delivery on a future date. Similarly, a currency futures contract calls for the purchase or sale of a fixed amount of a specific currency at a set price for delivery on a future date. Unlike interest rate and currency futures contracts, a stock index futures contract does not contemplate the purchase or delivery of the underlying financial instrument (interest rate and stock index futures contracts are collectively herein referred to as 'financial futures contracts'). Instead, one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract.

     A Fund is required initially to deposit in a special custody account or with the futures commission merchant margin in an amount of cash or U.S. Treasury bills equal to a percentage of the contract amount. Initial margin in futures transactions is in the nature of a good faith deposit on the contract which is returned to such Fund upon termination of the futures contract, assuming all contractual obligations have been met. Subsequent payments, called variation margin, to and from the futures commission merchant are made on a daily basis as the market price of the futures contract fluctuates. This process is known as 'marking to market.' At any time prior to expiration of the futures contract, a Fund may elect to close a position by taking an offsetting position which will terminate that Fund's position in the futures contract. Although interest rate futures and currency futures contracts (other than those relating to Eurodollar time deposits) generally provide for delivery and acceptance of the underlying financial instrument, the Funds expect most financial or currency futures contracts to be terminated by offsetting transactions.

     An option on a financial or currency futures contract gives the purchaser the right, but not the obligation, to assume a position in a financial or currency futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put).

               HEDGING WITH FUTURES CONTRACTS AND RELATED OPTIONS

     A Fund may acquire futures and related options for 'bona fide hedging' within the meaning and intent of the Commodity Exchange Act and Regulations promulgated thereunder by the Commodity Futures Trading Commission. A Fund may also acquire futures and related options for other than bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such positions are in an amount not exceeding 5% of the liquidation value of that Fund's portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. When options are in-the-money at the time of purchase, the in-the-money amount will be excluded from the computation of such 5% limitation.

     A Fund may purchase an interest rate futures contract as a hedge against an anticipated decline in interest rates and a resulting increase in the market price of debt securities it intends to acquire. A Fund may sell an interest rate futures contract as a hedge against an anticipated increase in interest rates and a resulting decline in the market price of debt securities it owns. A Fund may purchase a currency futures contract to hedge against anticipated increases in the value of currency it intends to acquire for prospective securities purchases relative to the value of currency it is holding. A Fund may also sell a currency futures contract in anticipation of a decrease in the value of currency it is holding or in anticipation of the sale of a portfolio security. A Fund may purchase a stock index futures contract as a hedge against an anticipated general market or market sector advance which may increase the market price of equity securities it intends to buy. A Fund may sell stock index futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of its portfolio of equity securities.

     A Fund may use options on financial and currency futures contracts in connection with its hedging strategies in lieu of purchasing or selling financial and currency futures contracts. To hedge against a possible decrease in the value of equity or debt securities or currency held in its portfolio, a Fund may purchase put options and write call options on stock index, interest rate or currency futures contracts, respectively. Similarly, in anticipation of an increase in the prices of equity or debt securities or currency it intends to purchase, a Fund may purchase call options or write put options on stock index or interest rate or currency futures contracts, respectively.

         RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

     While the Funds use financial and currency futures and related options as hedging devices, there are risks that the gains or losses in hedging devices will not be offset by losses or gains in the hedged securities. One risk arises because of imperfect correlation in the movement of prices of financial and currency futures contracts and related options and the securities or currency subject to the hedge. In the case of stock index futures and related options, the risk of imperfect correlation increases as the composition of a Fund's portfolio of equity securities diverges from the securities included in the applicable stock index. In the case of interest rate or currency futures contracts and related options, the risk of imperfect correlation presents the possibility that a correct forecast of interest or exchange rate trends by the Adviser may still not result in a successful hedging transaction. If the price of a financial or currency futures contract or related option moves more than the price of the hedged financial instrument, a Fund may experience either a loss or a gain on the contract which will not be completely offset by movements in the price of the hedged instrument.

     Successful use of financial futures contracts and related options is subject to the Adviser's ability to predict correctly movements in the direction of the market. Similarly, successful use of currency futures and related options depends, in part, on the Adviser's ability to predict changes in exchange rates. Commodities exchanges and boards of trade have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that a Fund and other clients of the Adviser may be considered such a group. Position limits may restrict a Fund's ability to purchase or sell options on futures contracts.

                    OVER-THE-COUNTER DERIVATIVE TRANSACTIONS

     A Fund may invest in options, futures and swaps and related products which are often referred to as 'derivatives.' Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions.

     A Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between them and an index swap is an agreement to swap cash flows on a notional amount based on changes in values of the reference indices. Swaps may be used in conjunction with other derivative instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with 'caps,' 'floors' or 'collars.' A 'cap' is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A 'floor' is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A 'collar' is essentially a combination of a long cap and a short floor where the limits are set at different levels.

     A Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with that Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities under the Investment Company Act, that Fund will maintain required collateral in a segregated account consisting of U.S. government securities or cash or cash equivalents.

           SPECIAL RISKS OF OVER-THE-COUNTER DERIVATIVE TRANSACTIONS

     Over-the-Counter ('OTC') derivative transactions differ from exchange-traded derivative transactions in several respects. OTC derivatives are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC derivative pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

     As OTC derivatives are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC derivative may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which a Fund has entered into a covered derivative transaction and cannot voluntarily terminate the derivative, that Fund will not be able to sell the underlying security until the derivative expires or is exercised or different cover is substituted. The Funds intend to enter into OTC derivative transactions only with dealers which agree to, and which are expected to be capable of, entering into derivative closing transactions with such Fund. There is also no assurance that a Fund will be able to liquidate an OTC derivative at any time prior to expiration.

                                   BORROWING

     A Fund may from time to time increase its ownership of securities above the amounts otherwise possible by borrowing from banks (other than those affiliated with the Trust or any of its affiliates) and investing the borrowed funds. A Fund also may borrow from those banks to facilitate the meeting of redemption requests or for temporary or emergency purposes and may pledge its assets to secure those borrowings. Any borrowings by a Fund will be made only to the extent that the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of all of its borrowings (including reverse repurchase agreements) computed at the time a loan is made. If the value of that Fund's assets at any time should fail to meet the 300% asset coverage described above, that Fund, within three days, is required to reduce its aggregate borrowings (including reverse repurchase agreements) to the extent necessary to meet such asset coverage and may have to sell a portion of its investments at a time when independent investment judgment would not indicate such action.

                              ILLIQUID SECURITIES

     Each Fund may invest up to 15% of its net assets in securities which are considered to be illiquid, such as those subject to legal or contractual restrictions on resale ('Restricted Securities') including securities that cannot be sold unless registered under the Securities Act of 1933, as amended (the 'Securities Act'), and securities which are not readily marketable, such as repurchase agreements maturing in more than seven days. Generally, Restricted Securities cannot be sold without the expense and time required to register the securities under the Securities Act. Certain Restricted Securities may be sold to institutional investors without registration pursuant to rules under the Securities Act. The institutional trading market is relatively new and provides liquidity for some Restricted Securities. Restricted Securities for which no adequate trading market exists may be deemed illiquid securities. The Funds currently do not invest in real estate which is considered to be an illiquid investment.

                                    WARRANTS

     Each Fund may invest in warrants (in addition to those that have been acquired in units or attached to other securities) but does not currently intend to invest more than 5% of the value of its net assets (at the time of investment) in such warrants. A warrant is an option to purchase a specified quantity of equity or debt securities at a set price within a specific period of time.

                             REPURCHASE AGREEMENTS

     A Fund may purchase securities and concurrently enter into 'repurchase agreements.' A repurchase agreement typically involves a purchase of an investment contract from a selling financial institution such as a bank or broker-dealer, which contract is fully secured by government obligations or other debt securities. The agreement provides that the purchaser will sell the underlying securities back to the institution at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the purchase, which is unrelated to the coupon rate or maturity of the purchased security. In the event of the bankruptcy or insolvency of the financial institution, the purchaser may be delayed in selling the collateral underlying the repurchase agreement. Further, the law is unsettled regarding the rights of the purchaser if the financial institution which is a party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code. Each Fund intends to invest no more than 5% of its net assets in repurchase agreements. Repurchase agreements of greater than seven days maturity may be deemed to be illiquid.

                         REVERSE REPURCHASE AGREEMENTS

     A reverse repurchase agreement involves the sale of a debt security owned by a Fund coupled with an agreement by that Fund to repurchase the instrument at a stated price, date and interest payment. A

Fund will use the proceeds of a reverse repurchase agreement to purchase other debt securities or to enter into repurchase agreements maturing not later than the expiration of the prior reverse repurchase agreement. When a Fund enters into a reverse repurchase agreement, it will have securities designated to repurchase its securities.

     A Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Under the Investment Company Act, reverse repurchase agreements will be considered to be borrowings by a Fund and, therefore, may be subject to the same risks involved in any borrowing. A Fund may not enter into a reverse repurchase agreement if, as a result, its current obligations under such agreements would exceed one-third the value of its net assets computed at the time the reverse repurchase agreement is entered into. Each Fund does not intend to invest more than 5% of the value of its net assets in reverse repurchase agreements.

                             LENDING OF SECURITIES

     A Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided outstanding loans do not exceed in the aggregate one-third the value of its net assets and provided that such loans are callable at any time by that Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. A Fund, however, may not enter into portfolio lending arrangements with the Adviser or any of its affiliates absent appropriate regulatory relief from applicable prohibitions contained in the Investment Company Act. Each Fund intends to invest no more than 5% of the value of its net assets to portfolio loans. The advantage of portfolio lending is that a Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which may be invested in short-term obligations.

     As voting or consent rights which accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on its investment in the securities which are subject to the loan. A Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

                  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     From time to time, in the ordinary course of business, a Fund may purchase securities on a when-issued or delayed delivery basis -- i.e., delivery and payment can take place a month or more after the date of the transaction. The purchase price, or the interest rate payable on debt securities, is fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest or dividend accrues to such Fund until delivery and payment take place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, designate liquid securities for completing the transactions and thereafter reflect the value of such securities in determining its net asset value each day. Each Fund currently intends to invest no more than 5% of the value of its net assets in such transactions.

                             ARBITRAGE TRANSACTIONS

     A Fund also may engage in arbitrage transactions involving near contemporaneous purchase of securities on one market and sale of those securities on another market to take advantage of pricing differences between markets. A Fund will incur a gain to the extent that proceeds exceed costs and a loss to the extent that costs exceed proceeds. The risk of an arbitrage transaction, therefore, is that such Fund may not be able to sell securities subject to an arbitrage at prices exceeding the costs of purchasing those securities. A Fund will attempt to limit that risk by effecting arbitrage transactions only when the prices of the securities are confirmed in advance of the trade. Each Fund currently intends to invest no more than 5% of the value of its net assets in such transactions.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. A 'majority of a Fund's outstanding voting securities,' when used in this Statement of Additional Information, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by a proxy or (ii) more than 50% of the outstanding shares.

     Neither First Eagle Fund of America nor First Eagle International Fund may:

          1. Change its sub-classification under the Investment Company Act of 1940 from non-diversified to diversified.

          2. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money from a bank (and may pledge its assets to secure such borrowings) directly or through reverse repurchase agreements for securities purchases, or temporarily to facilitate meeting redemption requests or for emergency purposes, and by engaging in reverse repurchase agreements with broker-dealers. The Fund may not, however, borrow money in an aggregate amount exceeding 33 1/3% of the Fund's net assets. The purchase or sale of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to futures contracts are not deemed to be a pledge of assets; and neither such arrangements nor investment in over-the-counter derivative transactions or the purchase or sale of options on futures contracts on an exchange are deemed to be the issuance of a senior security.

          3. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

          4. Make loans, except through (i) repurchase agreements (repurchase agreements with a maturity of longer than 7 days together with illiquid assets being limited to 15% of the Fund's net assets) and (ii) loans of portfolio securities.

          5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities or real estate investment trusts.

          6. Invest more than 25% of its assets in the securities of issuers engaged in specific industries or industry groups.

          7. Buy or sell commodities or commodity contracts except that the Fund may purchase and sell commodity futures contracts to establish bona fide hedge transactions.

     The following investment restrictions are non-fundamental policies, which may be changed at the discretion of the Board of Trustees after giving the shareholders at least 30 days prior notice of the change.

     Neither First Eagle Fund of America nor First Eagle International Fund may:

          8. With respect to 50% of the value of its total assets, invest more than 25% of the value of its total assets in the securities of one issuer, and with respect to the other 50% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of one issuer or acquire more than 10% of the outstanding voting securities of a single issuer. This restriction shall not apply to U.S. Government securities.

          9. Purchase securities of any other investment companies, except (i) by purchase in the open market involving only customary brokers' commissions, (ii) in connection with a merger, consolidation, reorganization or acquisition of assets or (iii) as otherwise permitted by applicable law.

          10. Pledge, mortgage or hypothecate its assets in an amount exceeding 33 1/3% of its total assets.

          11. Invest in securities of any issuer if, to the knowledge of the Fund, any officer, director or trustee of the Fund or the Fund's investment adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or trustees who own more than 1/2 of 1% of such issuer's securities own in the aggregate more than 5% of the outstanding securities of such issuer.

          12. Purchase securities of any issuer if, as to 75% of the assets of the Fund at the time of purchase, more than 10% of the voting securities of such issuer would be held by the Fund.

     In connection with offering the shares of First Eagle Fund of America and First Eagle International Fund (the 'Funds') in Japan, each of the Funds have agreed to comply with the following additional investment restrictions:

          13. The assets of the Fund will not be used for short sales of securities.

          14. Borrowing is prohibited if such will result in an aggregate amount of borrowing outstanding in excess of 10% of the total assets of the Fund, but in the case of a merger, amalgamation or the like, this 10% may be temporarily exceeded.

          15. More than 10% of the assets of the Fund must not be invested in the shares of stock of any one issuer.

          16. More than 10% of the total issued and outstanding shares of stock of any one company will not be acquired. If several funds are managed by the same management company, the funds as a group will not acquire more than 15% of the issued and outstanding shares of stock of any one company.

          17. More than 10% of the assets of the Fund will not be invested in other investment fund securities, but this rule does not prevent the Fund from holding other investment fund securities temporarily as a result of a merger, amalgamation or the like.

          18. More than 10% of the assets of the Fund will not be invested in shares of stock privately placed, mortgage securities or unlisted shares of stock, which cannot be readily realized.

          19. The assets dominated in yen will be less than 50% of the assets of the Fund.

          20. More than 50% of the assets of the Fund will be those instruments which are defined as 'securities' under the Securities and Exchange Law of Japan.

          21. Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, the investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, employees or major shareholders (meaning a shareholder who holds shares on his own account, whether in his own or in another's name (as well as a nominee's name)) unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

                 TRUSTEES, OFFICERS AND PRINCIPAL STOCKHOLDERS

     Pertinent information concerning the trustees and officers of the Trust is set forth below. Some of the Trust's trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not 'interested persons' of the Trust as that term is defined in the Investment Company Act.

                                            Position With                      Principal Occupation
         Name and Address(1)                  the Trust                        During Past 5 Years
         -------------------                --------------                     -------------------
*John P. Arnhold.....................  Trustee and              Co-President and Director, Arnhold and S.
                                       Co-President             Bleichroeder, Inc.; Co-President and Director,
                                                                Arnhold and S. Bleichroeder Advisers, Inc.;
                                                                President and Director, Arnhold and S.
                                                                Bleichroeder UK Ltd.; Co-President and Director,
                                                                ASB Securities, Inc.; Director, Aquila
                                                                International Fund, Ltd.; President, WorldVest,
                                                                Inc.; Co-President and Director, First Eagle SoGen
                                                                Funds, Inc. and First Eagle SoGen Variable Funds,
                                                                Inc.
Candace K. Beinecke .................  Trustee                  Chair, Hughes Hubbard & Reed; Director, Jacob's
One Battery Park Plaza                                          Pillow Dance Festival, Inc., and Merce Cunningham
New York, NY 10004                                              Dance Foundation, Inc.; Director, First Eagle
                                                                SoGen Funds, Inc. and First Eagle SoGen Variable
                                                                Funds, Inc.
Edwin J. Ehrlich ....................  Trustee                  President, Ehrlich Capital Management; Director,
2976 Lonni Lane                                                 Pension Fund Trusts -- ITT Corp.; Advisory Board
Merrick, NY 11566                                               Member, Emerging World Investors Limited; Director,
                                                                First Eagle SoGen Funds, Inc. and First Eagle
                                                                SoGen Variable Funds, Inc.
K. Georg Gabriel ....................  Trustee                  Senior Advisor, Strategic Investment Partners,
2401 Tracy Place, N.W.                                          Inc.; Member, Investment Committee, Eugene and
Washington, D.C. 20008                                          Agnes Meyer Foundation
Robert J. Gellert ...................  Trustee                  Manager, United Continental Corporation; General
122 East 42nd Street,                                           Partner, Windcrest Partners; Director, First Eagle
New York, NY 10168                                              SoGen Funds, Inc. and First Eagle SoGen Variable
                                                                Funds, Inc.
James E. Jordan .....................  Trustee                  Private investor; Consultant to The Jordan Company
767 Fifth Avenue                                                (private investment banking company); until June
New York, NY 10153                                              1997, President and Chief Investment Officer of
                                                                The William Penn Company (a registered investment
                                                                adviser); Director, Leucadia National Corporation,
                                                                Empire Insurance Company and J.Z. Equity Partners,
                                                                Plc. (a British investment trust company);
                                                                Director, School of International and Public
                                                                Affairs of Columbia University; and Vice Chairman,
                                                                New York State Board of The Nature Conservancy;
                                                                Director, First Eagle SoGen Funds, Inc. and First
                                                                Eagle SoGen Variable Funds, Inc.
William M. Kelly ....................  Trustee                  Senior Associate, Lingold Associates; Independent
500 Fifth Avenue - 50th Floor                                   General Partner,  ML Venture Partners II, L.P.;
New York, NY 10110                                              Trustee, New York Foundation; Treasurer and Trustee,
                                                                Black Rock Forest Conservation; Director, First Eagle
                                                                SoGen Funds, Inc. and First Eagle SoGen Variable
                                                                Funds, Inc.


                                                  (table continued on next page)

(table continued from previous page)


                                            Position With                      Principal Occupation
         Name and Address(1)                  the Trust                        During Past 5 Years
         -------------------                --------------                     -------------------
*Stanford S. Warshawsky..............  Trustee and Chairman     Co-President, Secretary and Director, Arnhold and
                                       of the Board             S. Bleichroeder, Inc.; Co-President and Director,
                                                                Arnhold and S. Bleichroeder Advisers, Inc.;
                                                                Chairman and Director, Arnhold and S. Bleichroeder
                                                                UK Ltd.; Co-President and Director, ASB
                                                                Securities, Inc.; Director, German-American
                                                                Chamber of Commerce; Chairman and Director, First
                                                                Eagle SoGen Funds, Inc. and First Eagle SoGen
                                                                Variable Funds, Inc.
Harold J. Levy.......................  Co-President             Portfolio Manager, Arnhold and S. Bleichroeder
                                                                Advisers, Inc.; Principal, Iridian Asset
                                                                Management L.L.C.; Senior Vice President until
                                                                1996, Arnhold and S. Bleichroeder, Inc.; Director
                                                                since 1993, American Buildings Company
David L. Cohen.......................  Senior Vice President    Portfolio Manager, Arnhold and S. Bleichroeder
                                                                Advisers, Inc.; Principal, Iridian Asset
                                                                Management L.L.C.; Senior Vice President until
                                                                1996, Arnhold and S. Bleichroeder, Inc.
Arthur F. Lerner.....................  Senior Vice President    Senior Vice President, Arnhold and S. Bleichroeder,
                                                                Inc.; Portfolio Manager, Arnhold and S. Bleichroeder
                                                                Advisers, Inc.;
Robert Miller........................  Treasurer                Senior Vice President and Director, Arnhold and S.
                                                                Bleichroeder, Inc.; Vice President, Secretary and
                                                                Treasurer, Arnhold and S. Bleichroeder Advisers, Inc.;
                                                                and Director, Arnhold and S. Bleichroeder UK Ltd.
Robert Bruno.........................  Vice President and       Senior Vice President, Arnhold and S. Bleichroeder,
                                       Secretary                Inc.; Vice President, Arnhold and S. Bleichroeder
                                                                Advisers, Inc.; prior to 1997, President and
                                                                Chief Operating Officer, Coelho Associates LLC;
                                                                Senior Vice President, Schroder Wertheim
                                                                Investment Services, Inc.; and Vice President,
                                                                Secretary and Treasurer, First Eagle SoGen Funds,
                                                                Inc. and First Eagle SoGen Variable Funds, Inc.
Tracy LaPointe Saltwick..............  Vice President and       Senior Vice President, Arnhold and S.
                                       Compliance Officer       Bleichroeder, Inc.; Vice President ASB Securities
                                                                Inc.; Vice President and Compliance
                                                                Officer, First Eagle SoGen Funds, Inc. and First
                                                                Eagle SoGen Variable Funds, Inc.
Cari Levine..........................  Assistant Treasurer      Assistant Vice President, Arnhold and S.
                                                                Bleichroeder, Inc.; Assistant Secretary, First
                                                                Eagle SoGen Funds, Inc. and First Eagle SoGen
                                                                Variable Funds, Inc.
Suzan J. Afifi.......................  Assistant Secretary      Assistant Vice President, Arnhold and S.
                                                                Bleichroeder, Inc. since 1997; prior thereto,
                                                                Managing Director, Effectinvest Bank, Vienna,
                                                                Austria; Assistant Secretary, First Eagle SoGen
                                                                Funds, Inc. and First Eagle SoGen Variable Funds,
                                                                Inc.

------------

* 'Interested' trustee, as defined in the Investment Company Act, by reason of his affiliation with Arnhold and S. Bleichroeder, Inc. and Arnhold and S. Bleichroeder Advisers, Inc.

(1) Unless otherwise stated, the address is: Arnhold and S. Bleichroeder, Inc., 1345 Avenue of the Americas, New York, NY 10105.

     The officers conduct and supervise the daily business operations of the Trust, while the Trustees review such actions and decide on general policy.


     The Trust paid each of its Trustees who are not interested persons an annual retainer of $8,000 plus $750 per meeting of the Board and $500 per meeting of a Committee and certain out-of-pocket expenses. The following table sets out the compensation received by each of the Trustees from First Eagle Fund of America and First Eagle International Fund for its most recently completed fiscal year ended October 31, 1999. The Trust does not pay any compensation to interested Trustees (indicated above by *) nor does it provide any retirement or pension benefits for the Trustees.



                                                                              COMPENSATION
                                                              --------------------------------------------
                                                              FIRST EAGLE       FIRST EAGLE
                                                                FUND OF        INTERNATIONAL
                          NOMINEE                               AMERICA             FUND            TOTAL
                          --------                            -----------      --------------      -------
John P. Arnhold*...........................................           0                 0                0
Candace K. Beinecke........................................       4,125             5,750            9,875
Edwin J. Ehrlich...........................................       4,750             6,125           10,875
K. Georg Gabriel...........................................       6,000             6,125           12,125
Robert J. Gellert..........................................       5,500             6,375           11,875
James E. Jordan............................................       1,750             1,750            3,500
Michael M. Kellen*.........................................           0                 0                0
William M. Kelly...........................................       5,250             6,125           11,375
Stanford S. Warshawsky*....................................           0                 0                0

*Interested trustee.

     As of December 31, 1999, the Trustees and officers of First Eagle Fund of America, as a group, owned beneficially approximately 1,669,648 shares or 6.24% of the outstanding common stock of First Eagle Fund of America. The directors and officers of First Eagle International Fund, as a group, owned approximately 346,622 shares or 14.69% of the outstanding common stock of First Eagle International Fund.

     As of December 31, 1999, Arnhold and S. Bleichroeder, Inc. Profit Sharing Plan, 1345 Avenue of the Americas, New York, NY 10105, owned beneficially and of record approximately 10.74% of First Eagle International Fund's outstanding Class Y shares.

     Trustees and employees of the Trust, Arnhold and S. Bleichroeder, Inc. and the Adviser are permitted to engage in personal securities transactions subject to the restrictions and procedures contained in the Trust's Code of Ethics, which was approved by the Board of Trustees of the Trust and by the Board of Directors of the Adviser.


     As of December 31, 1999, the following shareholders owned 5% or more of the Funds securities:

          First Eagle Fund of America

               Class Y: Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA 94104, 18.5%; National Financial Services Corp., 200 Liberty Street, New York, NY 10281, 6.9%.

               Class A: Raymond James Assoc. Inc., 105 Meriden Dr., Hockessin, DE 19707, 8.3%; Jyujiya Securities Co., Ltd., Chuo Ku, Tokyo, Japan 103-0-025, 7.4%.

          First Eagle International Fund

               Class Y: Arnhold and S. Bleichroeder, Inc., 1345 Avenue of the Americas, New York, NY 10005, 16.7%.

               Class C: Arnhold and S. Bleichroeder, Inc., 1345 Avenue of the Americas, New York, NY 10105, 21.2%; Cowen Co., Financial Square, New York, NY 10005, 7.0%.

               Class A: Jyujiya Securities Co., Ltd., Chuo Ku, Tokyo, Japan 103-0-025, 91.8%.


                                    ADVISER


     The Adviser, Arnhold and S. Bleichroeder Advisers, Inc., provides investment advisory services as the investment adviser of First Eagle Fund of America and First Eagle International Fund. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Trust and the Adviser (the 'Advisory Agreement'), an annual advisory fee of 1.0% of the average daily net assets of each Fund. These fees, described in the Prospectus under 'Adviser -- Advisory Fees,' are accrued daily and paid monthly. Prior to February 28, 1998, Fund of America paid the Adviser a fee at the annual rate of 1.25% of average daily net assets. For the fiscal years ended October 31, 1999, 1998 and 1997, First Eagle Fund of America paid the Adviser an advisory fee of $5,356,510, $3,520,419, $2,672,362, respectively. Prior to February 28, 1998,
First Eagle International Fund paid the Adviser a fee at the annual rate of 1.50% of average daily net assets. For the fiscal years ended October 31, 1999, 1998, and for the fiscal period ended October 31, 1997, First Eagle International Fund paid the Adviser an advisory fee of $365,474, $494,580 and $452,626, respectively.

     On February 19, 1998, the shareholders, and most recently on November 30, 1999, the Board of Trustees of the Trust approved the Advisory Agreement between the Trust and the Adviser. The Advisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days nor less than 30 days written notice.

     Harold J. Levy has been portfolio manager of First Eagle Fund of America since its inception in April 1987, and David L. Cohen has been portfolio manager of First Eagle Fund of America since 1989. Mr. Levy and Mr. Cohen are also the principal owners of Iridian Asset Management LLC, which they formed in November 1995. Arnhold and S. Bleichroeder, Inc. owns 27.5% of Iridian. Mr. Levy began his career at Arnhold and S. Bleichroeder, Inc. in 1985, and Mr. Cohen began his career at Arnhold and S. Bleichroeder, Inc. in 1989. Currently, they are employed by the Adviser to serve as co-portfolio managers for First Eagle Fund of America.

     Arthur F. Lerner has been the portfolio manager of First Eagle International Fund since its inception in April 1994. He is a Senior Vice President of Arnhold and S. Bleichroeder, Inc. and has been with the firm since 1969.

                                  DISTRIBUTOR

     Arnhold and S. Bleichroeder, Inc. (the 'Distributor'), a registered broker-dealer, investment adviser and a member of the New York Stock Exchange and the National Association of Securities Dealers ('NASD'), serves as the Distributor of the Funds' Class Y, Class C and Class A shares.

     The Distributor receives a service fee payable monthly at the annual rate of 0.25% of the average daily net assets of all Classes of shares of the Funds, to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. The Funds pay the Distributor a Rule 12b-1 fee on Class A shares at the annual rate of up to 0.25% of the average daily net assets of each Fund's outstanding Class A shares and a Rule 12b-1 fee on Class C shares at the annual rate of up to 0.75% of the average daily net assets of each Fund's outstanding Class C shares. The Distributor also normally retains part of the initial sales charge as its underwriter's allowance on sales of Class A shares, and when it does broker-dealers may be deemed to be underwriters as that term is defined under the Securities Act of 1933. Pursuant to the Distribution and Services Agreement, dated February 27, 1998, the Funds agree to indemnify the Distributor against certain liabilities under the Securities Act of 1933, as amended.


     The Fund's Rule 12b-1 Plan is a compensation plan which means that the Funds pay the Distributor for distributor services based on the net assets of Class C and Class A shares. The Distributor pays financial services firms fees for distributing the Class C and Class A shares. For the fiscal year ended October 31, 1999, First Eagle Fund of America paid the Distributor Rule 12b-1 fees of $97,663 for Class C shares and $2,279 for Class A shares and First Eagle International Fund paid the Distributor Rule 12b-1 fees of $3,806 for Class C shares and $76 for Class A shares.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities, futures and options on securities, on indices and on futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect those transactions and the negotiation of brokerage commissions, if any. Broker-dealers and futures commission merchants may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities or futures positions upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law.

     Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a 'net' basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriters, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. Each Fund will not deal with the Distributor in any transaction in which the Distributor acts as principal. Thus, it will not deal with the Distributor acting as market maker, and it will not execute a negotiated trade with the Distributor if execution involves the Distributor acting as principal with respect to any part of a Fund's order.

     Portfolio securities may not be purchased from any underwriting or selling group of which the Distributor, during the existence of the group, is a member, except in accordance with rules of the Securities and Exchange Commission. This limitation, in the opinion of the Trust, will not significantly affect a Fund's ability to pursue its present investment objective.

     In placing orders for portfolio securities or futures, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Adviser will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of a Fund, the Adviser or the Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than either Fund, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Adviser in providing investment management for a Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the executing party in the light of generally prevailing rates. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than the Distributor in order to secure the research and investment services described above, subject to review by the Board of Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

     Subject to the above considerations, the Distributor may act as a securities broker for a Fund. In order for the Distributor to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by the Distributor must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an Exchange during a comparable period of time. This standard would allow the Distributor to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. Furthermore, the Board of Trustees, including a majority of the Trustees who are not 'interested' directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the Distributor is consistent with the foregoing standard. Brokerage transactions with the Distributor also are subject to such fiduciary standards as may be imposed by applicable law. From time to time a Fund may engage in agency cross transactions with respect to securities that meet its investment objective and policies. An agency cross transaction occurs when a broker sells securities from one client's account to another client's account. Cross transactions are executed with written permission from a Fund. This authorization permits cross transactions only between a Fund on one side and clients for which the Distributor acts as broker, but does not act as investment adviser, on the other side. The authorization can be terminated at any time by written notice to the Distributor.


     A Fund may from time to time sell or purchase securities to or from companies or persons who are considered to be affiliated with that Fund solely because they are investment advisory clients of the Distributor, the Adviser or Iridian. No consideration other than cash payment against prompt delivery at the then current market price of the securities will be paid to any person involved in those transactions. Additionally, all such transactions will be consistent with procedures adopted by the Board of Trustees.

     In accordance with Section 11(a) under the Securities Exchange Act of 1934, the Distributor may not retain compensation for effecting transactions on a national securities exchange for a Fund unless that Fund has expressly authorized the retention of such compensation in a written agreement executed by a Fund and the Distributor. Each Fund has provided the Distributor with such authorization. Section 11(a) provides that the Distributor must furnish to each Fund at least annually a statement disclosing the aggregate compensation received by the exchange member in effecting such transactions.


     For the years ended October 31, 1999, 1998 and 1997, First Eagle Fund of America paid total brokerage commissions of $1,422,242, $745,444 and $453,073, respectively, of which $59,670, $128,836 and $26,580, respectively, were paid to the Distributor. For the year ended October 31, 1999, brokerage commissions paid to the Distributor constituted 4% of the total brokerage commissions paid by First Eagle Fund of America, and represented 6% of the aggregate dollar amount of its portfolio transactions involving the payment of commissions. Of the total brokerage commissions paid during the fiscal year ended October 31, 1999, $1,351,435 (or 95%) were paid to firms which provided research, statistical or other services. The Distributor has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

     For the fiscal years ended October 31, 1999 and 1998 and the fiscal period ended October 31, 1997, First Eagle International Fund paid total brokerage commissions of $143,459, $142,365 and $53,846, respectively, of which $6,997, $16,221 and $7,709, respectively, were paid to the Distributor. For the fiscal year ended October 31, 1999, brokerage commissions paid to the Distributor constituted 5% of the total brokerage commissions paid by First Eagle International Fund, and represented 6% of the aggregate dollar amount of its portfolio transactions involving the payment of commissions. Of the total brokerage commissions paid during the fiscal year ended October 31, 1999, $136,462 (or 95%) were paid to firms which provided research, statistical or other services. The Distributor has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

     The portfolio turnover rate is, generally, the percentage computed by dividing the lesser of portfolio purchases and sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. The portfolio turnover rates for First Eagle Fund of America were 89%, 83% and 98%, respectively, in the fiscal years ended October 31, 1999, 1998 and 1997. The portfolio turnover rates for First Eagle International Fund were 87%, 85% and 54%, respectively, in the fiscal years ended October 31, 1999 and 1998, and for the fiscal period ended October 31, 1997. Higher portfolio turnover rates are likely to result in higher brokerage commissions and higher levels of realized capital gains than lower portfolio turnover rates.

                                NET ASSET VALUE

     The net asset value per share is the net worth of each Fund (assets, including securities at market value, minus liabilities) divided by the number of shares outstanding. Each Fund shall compute the net asset value of its shares as of 15 minutes after the close of trading on the floor of the New York Stock Exchange, which is normally 4:00 p.m., New York time, on each day the New York Stock Exchange is open for business. The net asset value will not be computed on days on which no orders to purchase, sell or redeem a Fund's shares have been received or on days on which changes in the value of the Fund's portfolio securities do not affect net asset value. The net asset value per share will not be determined on such federal and non-federal holidays as are observed by the New York Stock Exchange.

     Any security for which the primary market is on a U.S. exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day. Foreign securities are valued on the basis of quotations from the primary market in which they are traded and translated from the local currency into U.S. dollars using current exchange rates. NASDAQ National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Pricing based on market transactions in comparable securities and various relationships between securities is known as 'matrix' pricing. Other securities are valued at the mean between the most recently quoted bid and asked prices. Short-term debt instruments which mature in less than 60 days are valued at amortized cost, unless the Board of Trustees determines that such valuation does not represent fair value. Securities which are otherwise not readily marketable or securities for which market quotations are not readily available are valued in good faith at fair value in accordance with procedures adopted by the Trust's Board of Trustees. The Board of Trustees may use a pricing service to value the Funds' holdings of illiquid securities, if any.

                         STOCKHOLDER INVESTMENT ACCOUNT

     Investments in the Funds may be made on each day the New York Stock Exchange is open for business (a 'Business Day'). Shares are purchased at the net asset value per share next determined after receipt of an order by or on behalf of the Funds with complete information and meeting all the requirements discussed in the Prospectus and this Statement of Additional Information. The Funds may reject any purchase order for shares. Purchase orders which are not received in good order or paid for in a timely manner will not be accepted by the Funds and will be returned. The Trust reserves the right to suspend the sale of shares of the Funds to the public at any time in response to unusual or adverse conditions in the securities markets or otherwise.

     Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by the Distributor, Arnhold and S. Bleichroeder, Inc., of an order accompanied by payment. However, orders received by dealers or other firms prior to the determination of net asset value and received by the Distributor prior to the close of that day will be confirmed at a price based on the net asset value on that day ('trade day'). Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. Whenever a transaction takes place in the account, the stockholder will be mailed a statement showing the transaction and the status of the account. Additionally, the Transfer Agent will mail each stockholder of record a quarterly statement of the stockholder's account. Certain financial institutions maintain omnibus Accounts with the Transfer Agent, and, in such cases, the investor's records are maintained by that financial institution.

     For the convenience of investors, all dividends and distributions of each Fund are automatically reinvested in full and fractional shares of that Fund at the net asset value per share at the close of business on the record date. An investor may direct the Transfer Agent in writing not less than ten full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be automatically reinvested. Any stockholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution by returning the check or the proceeds to the Transfer Agent. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

                                  REDEMPTIONS


     Shares of the Funds can be redeemed for cash at the next determined net asset value. Class C shares redeemed within the first year after purchase are subject to a contingent deferred sales charge of 1%. If shares are held in non-certificate form, a written request for redemption signed by the stockholder(s) exactly as the account is registered is required unless the telephone redemption privilege has been established. If certificates are held by the stockholder(s), the certificates, signed in the name(s) shown on the face of the certificates, must be returned to be redeemed. The certificates may be signed either on their reverse side or on a separate stock power. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Funds' Transfer Agent must be submitted before such request will be accepted.


     The redemption price is the net asset value per share next determined after the request for redemption is received in good order by the Funds' Transfer Agent. Shares purchased by check or the Automatic Investment Plan will not be allowed until the purchase payment has cleared, which may take ten Business Days. Signature(s) on redemption requests, certificates or stock powers must be guaranteed by a commercial bank, trust company, credit union, savings association or qualified broker or dealer that is a member of the Signature Guarantee Medallion Program. The Funds may change the signature guarantee requirements from time to time.

     Payment instructions may be given to the Funds either on the account application, Telephone Purchase and Redemption Form or in a letter to the Funds which is signature guaranteed for all redemptions of $5,000 or more. If you do not provide payment instructions for the proceeds of a redemption, a check will be sent to the address of record.

                              REDEMPTION PAYMENTS

     Payment for shares presented for redemption will ordinarily be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in proper order. Payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange (the 'Exchange') is closed for other than customary weekends and holidays, (b) when trading on the Exchange is restricted, (c) when an emergency exists as a result of which disposal by either Fund of its securities is not reasonably practicable or it is not reasonably practicable to determine the Funds' net asset value or
(d) during any other period when the Commission, by order, so permits, provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

                            DISTRIBUTIONS AND TAXES

     Each Fund expects to declare an annual dividend of net investment income and an annual distribution of capital gains, but each Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the 'Internal Revenue Code'), and in all events in a manner consistent with the provisions of the Investment Company Act of 1940. Dividends and distributions will be paid in additional shares based on the net asset value at the close of business on the record date, or such other date as the Board of Trustees may determine, unless the stockholder elects in writing not less than five full Business Days prior to the record date to receive such distributions in cash. The Funds will notify stockholders annually as to both the dollar amount and the taxable status of that year's dividends and distributions. Because Class C Shares incur 12b-1 fees, dividends on Class Y Shares will be higher than dividends on Class C Shares.

     Each of the Funds will be treated as a separate corporation for purposes of the Internal Revenue Code (except for purposes of the definitional requirements for regulated investment companies under Internal Revenue Code Section 851(a). By paying dividends representing its investment company taxable income within the time periods specified in the Internal Revenue Code and by meeting certain other requirements, the Funds intend to qualify as regulated investment companies under the Internal Revenue Code. If as expected each Fund will distribute annually its entire investment company taxable income and net capital gains, it will not be subject to income or excise taxes otherwise applicable to undistributed income of a regulated investment company. If a Fund were to fail to distribute all its income and gains, it could be subject to income tax and, in certain circumstances, a 4% excise tax.

     Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, consist of certain types of qualifying income (the '90% test'); and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities and securities of other regulated investment companies). Qualifying income for purposes of the 90% test consists of income derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, gains on the sale or exchange of foreign currencies and other income (including gains from options, futures, or forward contracts) derived from the business of investing in securities or currencies.

     Each Fund intends to qualify as a regulated investment company for federal income tax purposes so long as, in management's view, such qualification is in the shareholders' interest. Each Fund intends to distribute all of its net investment income and net capital gains so as to be relieved of corporate federal taxes. Dividends from net investment income and distributions from net short-term capital gains are taxable to shareholders as ordinary income. For noncorporate taxpayers, regardless of how long they have held a Fund's shares, distributions of gains realized upon the sale of capital assets held more than 12 months ('long-term capital gains distributions') are subject to a maximum tax rate of 20% (10% for individuals in the 15% tax bracket). Any loss realized by a shareholder upon the disposition of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any amounts treated as distributions of long-term capital distributions gain held for more than one year during such six-month period.

     You should receive by January 31 of each year, a statement showing the tax status of your distributions for the prior year and the proceeds of your redemptions (including exchanges), if any. When you sell your Fund shares, their tax basis is the total of your cash investments plus distributions that have been reinvested, less any return of capital distributions. To assist you in determining your tax basis of your Fund shares, please keep your year-end account statements with your other tax records.

     Depending on the composition of the Fund's income, all or a portion of the dividends paid by First Eagle Fund of America from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporate shareholders (the 'dividends received deduction'). In general, dividend income distributed by First Eagle Fund of America to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that
(1) First Eagle Fund of America's income consists of dividends paid by U.S. corporations; and (2) First Eagle Fund of America would have been entitled to the dividends received deduction with respect to such dividend income if First Eagle Fund of America was not a regulated investment company. The dividends received deduction may be further reduced if First Eagle Fund of America shares held by qualifying corporate shareholders with respect to such dividends received are treated as debt financed or are deemed to have been held for less than 46 days within a period beginning 45 days before and ending 45 days after such ex-dividend date on common stock. A dividends received deduction for dividends on preferred stock will be disallowed if the stock is held by First Eagle Fund of America less than 91 days within a period beginning 90 days before and ending 90 days after the ex-dividend date on the preferred stock held by the Fund. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding First Eagle Fund of America shares.

     Dividends and interest received by a Fund on foreign securities as well as capital gains realized upon the sale of such securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such foreign taxes incurred by a Fund. Foreign taxes paid by a Fund will reduce its dividends. If more than 50% of the value of a Fund's total assets at the end of each quarter of any fiscal year consists of stock or other securities of foreign corporations, such Fund may elect to treat certain foreign taxes paid by it, including withholding taxes, as paid by its shareholders. If a Fund makes this election, the amount of foreign taxes paid by such Fund will be included in its shareholders' pro rata share of such Fund's income (in addition to taxable distributions actually received by them), and the shareholders would be entitled
(a) to credit their share of such taxes against their U.S. federal income taxes (subject to generally applicable limitations), or (b) if they itemize their deductions, to deduct their share of such taxes from their gross income.

     Investors who purchase shares shortly before the record date for a distribution will pay a share price that includes the value of the anticipated distribution and will be subject to tax on the distribution when it is received even though with respect to them the distribution represents in effect a return of a portion of their purchase price. Any loss realized on a sale or exchange of Fund shares will be disallowed if the shares disposed of are replaced within a period of 61 days beginning 30 days before the shares are sold or exchanged. If disallowed, the loss will be reflected as an adjustment to the basis of the share acquired.

     Individuals and certain other non-exempt payees will be subject to a 31% backup Federal withholding tax on taxable distributions from a Fund, as well as on the gross proceeds of redemptions of a Fund, if such Fund is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding, or if the Internal Revenue Service notifies a Fund that the shareholder has failed to report proper interest or dividends. For most individuals, the taxpayer identification number is the taxpayer's social security number.

     A shareholder who is a nonresident alien or foreign entity generally will not be subject to federal income tax on distributions attributable to long-term capital gains, or on any capital gain realized on a redemption of shares, provided that (i) such gains are not effectively connected with the conduct by the shareholder of a trade or business in the United States, (ii) in the case of an individual, the shareholder is not physically present in the United States for 183 days or more during the taxable year and (iii) the shareholder has furnished an IRS Form W-8 with the required certifications regarding the shareholder's foreign status under the Internal Revenue Code. Other distributions may be subject to U.S. tax. In particular, dividend distributions attributable to a Fund's ordinary income or short-term capital gain which are not effectively connected with a trade or business in the United States will generally be subject to a 30% U.S. withholding tax under the existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding exemption is provided under an applicable treaty. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of U.S. tax.

     In addition to the federal income tax consequences described above relating to an investment in a Fund, there may be other federal, state, local or foreign tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisers with respect to the effects of this investment of their specific situations.

                     TAX TREATMENT OF CERTAIN TRANSACTIONS

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward, futures and option contracts, and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Internal Revenue Code. In addition and absent any election made by a Fund to accrue market discount daily, all or a portion of the gain realized from the disposition of market discount bonds will be treated as ordinary income under Section 1276 of the Internal Revenue Code. Finally, all or a portion of the gain realized from engaging in 'conversion transactions' may be treated as ordinary income under Section 1258 of the Internal Revenue Code. 'Conversion transactions' are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future, where substantially all of the expected return is attributable to the time value of the investment. In addition, a 'short against the box' and other constructive sales of appreciated financial positions will give rise to gain as if there were an actual sale.

     If a Fund enters into combinations of investment positions by virtue of which its risk of loss from holding an investment position is reduced on account of one (or more) other positions (i) losses realized on one position may be deferred to the extent of any unrecognized gain on another position and (ii) long-term capital gains or short-term capital losses may be recharacterized, respectively, as short-term gains and long-term losses. The federal income tax treatment of gains and losses realized from transactions involving options on stock or securities entered into a Fund will be as follows: Gain or loss from a closing transaction with respect to options written by such Fund, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss from the sale of put and call options that a Fund purchases, and loss attributable to the lapse of such options, will be treated as capital gain or loss. Whether, in the case of individual shareholders, distributions of such gain or loss is subject to the captial gain rate 20% maximum (10% for individuals in the 15% tax bracket), the ordinary income tax rate (39.6% maximum) depends upon whether or not the affected option has been held for more than 12 months. For this purpose, an unexercised option will be deemed to have been sold on the date it expired. It should be noted, however, that if a put is acquired at a time when the underlying stock or security is held for less than one year or the underlying stock or security is acquired while such put is held, any gain on the subsequent exercise, sale or expiration of the put will generally be short-term gain.

     Any regulated futures contract or listed non-equity option held by a Fund at the close of its taxable year will be treated as sold for its fair market value on the last business day of such taxable year. Sixty percent of any gain or loss with respect to such deemed sales, as well as the gain or loss from the termination during the taxable year of such Fund's obligation (or rights) with respect to such contracts by offsetting, by taking or making delivery, by exercise or being exercised, by assignment or being assigned, by lapse, or otherwise, will be treated as long-term capital gain or loss and the remaining forty percent will be treated as short term capital gain or loss. A Fund may make certain elections that modify the above tax treatment with respect to regulated futures contracts or listed non-equity options that are part of a mixed straddle, as defined by the Internal Revenue Code.

     A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect the Fund's ability to distribute adequate income to qualify as a regulated investment company.

     Treasury Regulations issued under Section 1092 of the Internal Revenue Code provides for the coordination of the wash sale rules and the short sale rules with the straddle rules. Generally, the wash sale rules prevent the current recognition of loss where a position is sold at a loss and a substantially identical position is acquired within a prescribed period. The short sale rules generally prevent the use of short sales to convert short-term capital gain to long-term capital gain and long-term capital loss to short-term capital loss.

     If a Fund purchases the stock of passive foreign investment companies ('PFICs'), such Fund will be subject to tax under one of three regimes. Under the default regime, gain on the sale of PFIC stock and certain 'excess distributions' are treated as ordinary income and subject to an interest charge. If the PFIC provides certain information and such Fund makes an election, it may elect to include its pro rata share of the PFIC's capital gains and ordinary income currently even if not distributed. For taxable years beginning after December 31, 1997, a Fund may mark to market its PFIC shares if it is eligible to do so and elects to do so. Any resulting gain will be ordinary income and losses will be ordinary losses to the extent or prior ordinary income.

     The foregoing discussion is intended only as a brief discussion of the federal income tax consequences of an investment in shares of a Fund and the tax treatment of certain Fund transactions. Distributions may also be subject to state, local or foreign taxes. Stockholders are urged to consult their own tax advisers regarding specific questions as to federal, state, local or foreign taxes.

                            PERFORMANCE INFORMATION

     Each Fund may advertise its performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as such Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                   P(1 + T)'pp'n = ERV

   P  =    A hypothetical initial payment of $1,000
   T  =    Average annual total return
   n  =    Number of years
 ERV  =    Ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

     The calculation (i) assumes all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the period, (ii) includes all recurring fees that are charged to all shareholder accounts, (iii) assumes complete redemption at the end of the 1, 5 or 10 year periods to determine the ending redeemable value, and (iv) does not take into account any federal or state income taxes that may be payable upon redemption.

     Each Fund may also advertise aggregate total return, which represents the cumulative change in the value of a hypothetical initial investment of $1,000 in such Fund assuming a constant rate of performance over a stated period of time. Aggregate total return is computed according to the following formula:

                                      ERV-P
                                    -------
                                       P

 Where: P  =    A hypothetical initial payment of $1,000
      ERV  =    Ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                            AND INDEPENDENT AUDITORS

     The Bank of New York serves as Custodian for the Funds' assets. BISYS Fund Services, Inc. serves as Transfer Agent and dividend disbursing agent. In those capacities, both The Bank of New York and BISYS Fund Services, Inc. maintain certain financial and accounting books and records pursuant to agreements with the Trust.

     KPMG LLP, 757 Third Avenue, New York, NY 10017 serves as the Trust's independent auditors and in that capacity audits and reports on the Trust's annual financial statements and financial highlights.

                           FIRST EAGLE FUND OF AMERICA
                              Investment Portfolio
                                October 31, 1999

                                                                       MARKET
   SHARES          SECURITY                             COST            VALUE
--------------------------------------------------------------------------------
COMMON STOCK (94.62%)
Basic Materials (0.79%)
    256,000   Solutia Inc.                         $  5,901,148    $  4,400,000

Capital Goods (15.59%)
    370,500   Ball Corp.                             15,432,592      14,935,781
    617,600   General Dynamics Corp.                 29,913,918      34,238,200
    215,300   General Motors Cl H*+                   8,519,592      15,676,531
    262,900   L-3 Communications Corp.*               9,542,022      11,091,094
    726,000   Loral Space & Communications
              Ltd.                                   12,240,406      10,935,375
                                                   ------------    ------------
                                                     75,648,530      86,876,981
Communications Services (7.81%)
     86,600   Global Grossing Ltd.*                   2,373,601       2,998,525
    157,700   GTE Corp.                              11,208,219      11,827,500
    276,500   Nextel Communications Inc.*+            8,003,609      23,830,844
    384,100   Snyder Communications Inc.              8,108,245       4,897,275
                                                   ------------    ------------
                                                     29,693,674      43,554,144
Consumer Cyclicals (10.40%)
    613,600   Dun & Bradstreet Corp.                 17,602,775      18,024,500
    232,700   Readers Digest Association              6,831,103       7,504,575
    349,200   Starwood Hotels & Resorts              11,031,250       8,009,775
    157,800   Tandy Corp.+                            3,178,047       9,931,537
     38,500   USA Networks Inc.*                      1,503,394       1,734,906
    183,100   Whirlpool Corp.                        12,325,307      12,759,781
                                                   ------------    ------------
                                                     52,471,876      57,965,074
Consumer Staples (8.49%)
    488,748   AT&T Corp./Liberty Media
              Group*                                  7,190,873      19,397,186
    165,000   Cablevision Systems*                   11,617,634      11,147,813
    320,800   Fortune Brands Inc.                    10,811,010      11,368,350
    617,900   Rite Aid Corp.                         14,894,898       5,406,625
                                                   ------------    ------------
                                                     44,514,415      47,319,974

                       See Notes to Financial Statements.

                                                                        MARKET
   SHARES            SECURITY                            COST            VALUE
--------------------------------------------------------------------------------
Financial (19.68%)
    270,100   C.I.T. Group Inc.                     $  7,542,085    $  6,448,638
     46,200   Comerica Inc.                            2,529,160       2,746,013
    535,700   Finova Group                            17,987,030      23,604,281
    516,019   Fleet Boston Corp.                      15,480,192      22,511,329
    188,100   Greenpoint Financial Corp.               6,133,856       5,360,850
    225,500   Household International                  7,778,324      10,062,938
    458,600   Mellon Financial Corp.                  14,640,994      16,939,538
    296,400   Travelers Property & Casualty
              Insurance                                9,499,433      10,670,400
    344,106   Unumprovident Corp.                     14,801,007      11,333,991
                                                    ------------    ------------
                                                      96,392,081     109,677,978
Health Care (12.13%)
    206,900   Amgen Inc.*+                            12,008,116      16,500,275
    211,700   Bausch & Lomb Inc.                      12,365,885      11,431,800
    418,600   Becton, Dickinson & Co.                 13,036,573      10,621,975
    320,200   Genzyme Corp.*                          14,563,400      12,247,650
     43,463   Genzyme Surgical Products*                 240,741         233,614
    575,800   St. Jude Medical Inc.*                  18,138,676      15,762,525
    120,900   Ventiv Health Inc.*                      1,616,795         861,412
                                                    ------------    ------------
                                                      71,970,186      67,659,251
Technology (19.73%)
     25,000   Aavid Thermal Technology*                   54,941         562,500
    391,400   Cabletron Systems Inc.*                  6,924,479       6,482,562
    103,300   Ceridian Corp.*                          2,033,933       2,266,143
     96,025   Circle.com*                              1,716,025       1,392,362
    676,100   Comdisco Inc.                           17,177,236      13,648,769
    234,700   Convergys Corp.*                         4,463,563       4,591,319
    447,600   Equifax Inc.                            14,394,711      12,085,200
    311,100   Galileo International Inc.              12,454,780       9,352,444
    403,400   General Instrument Corp.*+              11,020,123      21,707,963
    434,800   Harris Corp.                            15,262,736       9,755,825
    355,100   NCR Corp.*                              14,928,384      11,762,688
    855,500   Silicon Graphics Inc.*                  11,224,297       6,630,125
    504,700   Storage Technology Corp.*               12,343,715       7,949,025
     74,300   Unisys Corp.*                            1,777,353       1,801,775
                                                    ------------    ------------
                                                     125,776,276     109,988,700
                                                    ------------    ------------
              Total Common Stock                     502,368,186     527,442,102
                                                    ------------    ------------

                       See Notes to Financial Statements.

                                                                        MARKET
   SHARES            SECURITY                            COST            VALUE
--------------------------------------------------------------------------------
Preferred Stock (2.96%)
        67,777   Assistive Technology Inc.
                 Ser. E-1*+                         $    881,641    $    881,641
        51,966   Assistive Technology Inc.
                 Ser. E-2*+                              500,000         500,000
       505,700   News Corp. Ltd.                      12,312,655      13,938,356
         1,200   Tidewater Holdings Inc. Ser. A
                 Conv.*+                               1,200,000       1,200,000
                                                    ------------    ------------
                 Total Preferred Stock                14,894,296      16,519,997
                                                    ------------    ------------

Warrants (0.00%)
         9,873   Assistive Technology Inc.*                  382             382
         1,455   Assistive Technology Inc.
                 Ser. E-1*                                     0               0
                                                    ------------    ------------
                 Total Warrants                              382             382
                                                    ------------    ------------
Other Investments (0.27%)
       16.1616   Euro Outlet Malls, L.P.+                      0       1,500,000
                                                    ------------    ------------

CONTRACTS
--------------------------------------------------------------------------------
                 Call Options (0.15%)
         1,800   Snyder Communications @
                    15 exp. Dec. 1999                  1,171,088         821,250
                                                    ------------    ------------
Total Investments                                   $518,433,952    $546,283,731
                                                    ============    ============
PRINCIPAL
--------------------------------------------------------------------------------
Short Term Investments (3.28%)
    17,000,000   United States Treasury Bill
                 due 1/20/00                          16,816,212      16,814,139
     1,500,000   United States Treasury Bill
                 due 1/27/00                           1,482,201       1,482,129
                                                    ------------    ------------
Total Short Term Investments                          18,298,413      18,296,268
                                                    ============    ============

                        See Notes to Financial Statements.

                                                                     MARKET
CONTRACTS            SECURITY                        COST             VALUE
-----------------------------------------------------------------------------
Covered Call  Options Written (-1.43%)
    1,069     Amgen Inc. @ 80 exp. Nov.
                1999                                            $   (307,337)
    1,000     Amgen Inc. @ 85 exp. Nov.
                1999                                                (112,500)
    1,000     General Instrument Corp. @
                50 exp. Dec. 1999                                   (600,000)
    3,034     General Instrument Corp. @
                55 exp. Dec. 1999                                   (910,200)
      600     General Motors Cl H @ 70
                exp. Dec. 1999                                      (345,000)
    1,000     General Motors Cl H @ 75
                exp. Dec. 1999                                      (300,000)
      921     Nextel Communications @
                70 exp. Nov. 1999                                 (1,531,163)
    1,844     Nextel Communications @
                80 exp. Nov. 1999                                 (1,613,500)
    1,578     Tandy Corp. @ 50 exp. Jan.
                2000                                              (2,248,650)
                                                                ------------
              Total Covered Call Options
                  Written (premium $5,104,916)                    (7,968,350)
                                                                ------------
              Total Investment Portfolio
                (99.85%)                         $531,627,449    556,611,649
                                                 ============
               Other assets in excess of other
                     liabilities (0.15%)                             818,041
                                                                ------------
              NET ASSETS (100.00%)                              $557,429,690
                                                                ============
               * Non-income producing security.
               + At October 31, 1999, a portion of this security was
                 segregated to cover collateral requirements for options.
              ++ Restricted security priced at fair value by the Board of
                 Directors. Represents ownership interest in a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning each restricted security holding on October 31, 1999 is shown below:

              Security                          Acquisition Date     Cost
              --------------------------------------------------------------
              Assistive Technology Inc.
                Ser. E-1+                           10/3/95       $  881,641
              Assistive Technology Inc.
                Ser. E-2+                          12/19/96       $  500,000
              Euro Outlet Malls, L.P.              12/30/94               --
              Tidewater Holdings Inc. Ser. A
                Conv. Pfd. Stock                     7/9/96       $1,200,000

                        See Notes to Financial Statements.

                         FIRST EAGLE INTERNATIONAL FUND
                              Investment Portfolio
                                October 31, 1999

                                                                       MARKET
  SHARES                                               COST             VALUE
--------------------------------------------------------------------------------
COMMON STOCK (84.48%)
Australia (0.91%)
      141,000    Cable & Wireless Optus Ltd.*
                   (telecommunications)            $  321,653        $  322,559

Finland (3.30%)
       10,260    Nokia OYJ
                   (telecommunications)               674,844         1,173,296

France (16.44%)
        9,800    AXA (insurance)                      842,944         1,381,167
       10,700    Banque Nationale de Paris
                   (banking)                          686,548           938,991
       10,000    Casino Guichard Perrachon
                   (supermarkets)                   1,021,107         1,135,050
        7,500    Club Mediterranee* (recreation)      810,109           750,394
        9,600    Rexel SA (electrical equipment)    1,012,942           857,593
       11,000    Valeo SA (automobile parts)          904,325           789,595
                                                   ----------        ----------
                                                    5,277,975         5,852,790
Germany (11.48%)
       22,000    Commerzbank AG (banking)             839,324           840,231
       13,465    Deutsche Bank AG (banking)           914,660           962,008
       11,800    Deutsche Pfandbrief AG
                   (mortgage bank)                    750,681         1,039,863
        7,578    Hannover Rueckversicherungs
                   AG (insurance)                     437,146           568,649
        4,290    Mannesmann AG
                   (telecommunications)               605,160           675,850
                                                   ----------        ----------
                                                    3,546,971         4,086,601
Italy (5.79%)
       65,000      Arnoldo Mondadori Editore
                   (publishing)                     1,119,635         1,216,658
       20,000    Bipop-Carire SpA (banking)           615,291           846,033
                                                   ----------        ----------
                                                    1,734,926         2,062,691

                     See Notes to Financial  Statements.

                                                                       MARKET
  SHARES                                                  COST          VALUE
--------------------------------------------------------------------------------
Japan (21.27%)
       105    DDI Corp. (long distance
                 telephone services)                 $   379,801    $ 1,146,991
     18,000   Kao Corp. (household &
                 chemical products)                      490,684        548,486
    113,000   Kikkoman Corp. (food products)             846,250        927,951
     23,000   Matsushita Electric Industrial
                 (electronics)                           492,524        483,758
    111,000   Nikko Securities Co. (banking)             738,514      1,042,353
         96   Nippon Telegraph & Telephone
                 Corp. (telecommunications)            1,238,837      1,471,828
      5,000   Sony Corp. (electronics)                   507,266        779,034
      3,700   Sony Corp. ADD (electronics)**             359,122        591,075
     35,000   The Bank of Tokyo-Mitsubishi
                 (banking)                               539,617        579,532
                                                     -----------    -----------
                                                       5,592,615      7,571,008
Netherlands (11.81%)
     12,238   Aegon NV (insurance)                     1,194,402      1,128,623
     37,778   Hunter Douglas NV (window
                 treatments)                           1,223,334      1,022,368
        174   ING Groep NV (banking)                       8,505         10,255
     13,129   Philips Electronics (electronics)        1,216,372      1,345,326
     20,882   Wolters Kluwer NV (publishing)             303,767        697,237
                                                     -----------    -----------
                                                       3,946,380      4,203,809
Philippines (0.47%)
      2,700   Philippine Long Distance
                 Telephone Co. ADR
                 (telephone)                              54,950         55,519
      5,400   Philippine Long Distance
                 Telephone Co. (telephone)               146,656        112,304
                                                     -----------    -----------
                                                         201,606        167,823
Singapore (0.38%)
     31,600   Jardine Matheson Holdings
                 (miscellaneous)                         145,467        135,881
Switzerland (3.50%)
      2,325   Charles Voegele Holdings*
                 (apparel retailer)                      443,226        442,508
      1,420   Zuerich Allied AG (insurance)              732,952        804,266
                                                     -----------    -----------
                                                       1,176,178      1,246,774
United Kingdom (9.13%)
     38,000   Cable & Wireless Plc.
                 (telecommunications)                    482,724        443,666
     59,500   Peninsular & Oriental Steam
                 Navigation Co. (shipping)               945,184        850,418
    100,000   Scottish Power Plc. (power &
                 energy)                                 973,593        925,500
     94,350   WPP Group Plc. (advertising)               407,762      1,032,679
                                                     -----------    -----------
                                                       2,809,263      3,252,263
                                                     -----------    -----------
              Total Common Stock                      25,427,878     30,075,495
                                                     ===========    ===========

                       See Notes to Financial Statements.

                                                                       MARKET
PRINCIPAL                                              COST             VALUE
--------------------------------------------------------------------------------
Short Term Investments (13.96%)
 1,000,000    United States Treasury Bill
                 due 11/4/99                      $   999,620       $   999,518
 2,000,000    United States Treasury Bill
                 due 12/2/99**                      1,992,061         1,992,228
 1,000,000    United States Treasury Bill
                 due 1/13/00                          990,246           989,983
 1,000,000    United States Treasury Bill
                 due 1/27/00                          988,098           988,086
                                                  -----------       -----------
Total Short Term Investments                        4,970,025         4,969,815
                                                  -----------       -----------

CONTRACTS
--------------------------------------------------------------------------------
Covered Call Options Written (-0.20%)
        25    Sony Corp. @ 135 exp.
                 Jan. 2000                                              (70,781)
                                                                    -----------
Total Covered Call Options Written (premium $75,235)
              Total Investment Portfolio
                 (98.24%)                         $30,322,668        34,974,529
                                                  ===========
              Other assets in excess of
                 other liabilities (1.76%)                              625,181
                                                                    -----------
              NET ASSETS (100.00%)                                  $35,599,710
                                                                    ===========

               * Non-income producing security.
              ** At October 31, 1999, a portion of this
                 security was segregated to cover collateral requirements for options.

                       See Notes to Financial Statements.

                       Statement of Assets and Liabilities
                                October 31, 1999

                                                    First Eagle         First Eagle
                                                  Fund of America    International Fund
ASSETS:
    Investments-Cost                               $518,433,952         $25,427,878
    Short-term investments-Cost                      18,298,413           4,970,025

    Investments, at value                           546,283,731          30,075,495
    Short-term investments, at value                 18,296,268           4,969,815
    Cash                                                554,219             602,928
    Dividends and interest receivable                   326,181              87,920
    Receivable for Fund shares sold                   1,141,640               1,030
    Receivable for investments sold                   4,164,895           4,828,351
                                                   ------------         -----------
    Total Assets                                    570,766,934          40,565,539
                                                   ------------         -----------
LIABILITIES:
    Options written at value** (note 4)               7,968,350              70,781
    Payable for investments purchased                 3,987,471           4,722,202
    Payable for Fund shares redeemed                    606,655               3,249
    Management fee payable                              465,795              29,199
    Accrued operating expenses                          308,973             140,398
                                                   ------------         -----------
    Total Liabilities                                13,337,244           4,965,829
                                                   ------------         -----------
    Net Assets                                     $557,429,690         $35,599,710
                                                   ============         ===========
    Net Assets were comprised of:
    Par value of capital shares (note 6)                272,600              21,997
    Capital paid in excess of par value
      (note 6)                                      493,235,183          27,817,393
    Net unrealized appreciation of
      investments, written options and
      foreign currency related transactions          24,984,200           4,651,494
    Accumulated not realized gain on
      investments, written options and
      foreign currency related transactions          38,937,707           3,108,826
                                                   ------------         -----------
    Net Assets                                     $557,429,690         $35,599,710
                                                   ============         ===========
Shares Outstanding
    Class Y                                          26,206,684           2,148,490
    Class C                                             971,532              46,731
    Class A                                              81,789               4,474
NET ASSET VALUE PER SHARE:
    Class Y (and redemption price)                       $20.46              $16.18
    Class C*                                             $20.18              $15.95
    Class A                                              $20.42              $16.15

* Redemption price is NAV of Class C shares reduced by a 1.25% CDSC if shares are redeemed within the first year of purchase.

** Premiums received for First Eagle Fund of America and First Eagle International Fund were $5,104,916 and $75,235 respectively.

                       See Notes to Financial Statements.

                             Statement of Operations
                                October 31, 1999

                                               First Eagle           First Eagle
                                            Fund of America      International Fund
INVESTMENT INCOME:
   Dividend income                           $  4,687,124          $    483,246
   Interest income                              1,573,813               142,038
   Miscellaneous Income                         2,777,626                    --
   Less: Foreign withholding tax                  (11,587)              (39,148)
                                             ------------          ------------
       TOTAL INVESTMENT INCOME                  9,026,976               586,136
                                             ------------          ------------

EXPENSES:
   Management fee (note 2)                      5,356,510               365,474
   Services fee (note 2)                        1,339,126                91,368
   Transfer agent fees                            270,135                39,641
   Legal fees                                     149,044               108,435
   Custodian fees (note 3)                         74,673                55,226
   Registration expenses                           74,772                32,996
   Audit fees                                      48,055                47,325
   Accounting fees                                 58,318                78,069
   Organizational expenses                             --                12,240
   Trustee fees                                    28,688                31,438
   Printing expenses                               31,753                 8,567
   Miscellaneous expenses                          44,012                18,007
   Distribution fees (note 2)                      99,942                 3,882
                                             ------------          ------------
       TOTAL EXPENSES                           7,575,028               892,668
                                             ------------          ------------
   Less: Custody earnings credits (note 3)        (19,412)              (17,838)
                                             ------------          ------------
       NET EXPENSES                             7,555,616               874,830
                                             ------------          ------------
   NET INVESTMENT INCOME/(LOSS)                 1,471,360              (288,694)
                                             ------------          ------------
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS,
WRITTEN OPTIONS AND FOREIGN
CURRENCY RELATED TRANSACTIONS:
   Net Realized Gain/(Loss) from:
       Investment transactions                 82,107,831             3,618,207
       Forward foreign currency contracts              --              (104,286)
                                             ------------          ------------
   Net Realized Gain                           82,107,831             3,513,921
Change in Net Unrealized Appreciation of
  Investments, Written Options and
  Foreign Currency Related Transactions:
       Beginning of year                       62,245,749             4,647,432
       End of year                             24,984,200             4,651,494
                                             ------------          ------------
Increase/(Decrease) in Net Unrealized
  Appreciation                                (37,261,549)                4,062
                                             ------------          ------------
Net Gain on Investments, Written
  Options and Foreign Currency Related
  Transactions                                 44,846,282             3,517,983
                                             ------------          ------------
Increase in Net Assets From Operations       $ 46,317,642          $  3,229,289
                                             ============          ============

                       See Notes to Financial Statements.

                           First Eagle fund of America
                       Statement of Changes in Net Assets
            For he years ended October 31, 1999 and October 31, 1998

                                                                            1999              1998
OPERATIONS:
   Net investment gain/(loss)                                           $   1,471,360    $  (1,337,216)
   Net realized gain                                                       82,107,831       32,670,646
   Increase/(decrease) in net unrealized appreciation                     (37,261,549)      14,035,368
                                                                        -------------    -------------
   Increase in Net Assets Resulting From Operations                        46,317,642       45,368,798
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                           --               --
   Net realized gain                                                      (79,492,608)     (32,159,998)
                                                                        -------------    -------------
   Decrease in Net Assets From Distributions to Shareholders              (79,492,608)     (32,159,998)
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares                                       256,276,010      154,415,411
   Net asset value of shares issued for reinvestment of capital gains      69,129,616       27,394,898
   Cost of shares redeemed                                               (127,273,264)     (56,985,140)
                                                                        -------------    -------------
   Increase in Net Assets From Fund Share Transactions                    198,132,362      124,825,169
                                                                        -------------    -------------
Increase in Net Assets                                                    164,957,396      138,033,969
NET ASSETS:
   Beginning of year                                                      392,472,294      254,438,325
                                                                        -------------    -------------
   End of year                                                          $ 557,429,690    $ 392,472,294
                                                                        =============    =============

                       See Notes to Financial Statements

                         First Eagle International Fund
                       Statement of Changes in Net Assets
            For the years ended October 31, 1999 and October 31, 1998

OPERATIONS:                                                                                   1999            1998
  Net investment loss                                                                    $   (288,694)   $   (148,257)
  Net realized gain                                                                         3,513,921       2,544,157
  Increase/(decrease) in net unrealized appreciation                                            4,062        (210,168)
                                                                                         ------------    ------------
  Increase in Net Assets Resulting From Operations                                          3,229,289       2,185,732
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                                            --              --
  Net realized gain                                                                        (3,269,629)     (2,212,663)
                                                                                         ------------    ------------
  Decrease in Net Assets From Distributions to Shareholders                                (3,269,629)     (2,212,663)
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                                                          5,260,401      26,925,432
  Net asset value of shares issued for reinvestment of capital gains                        2,737,672       1,785,523
  Cost of shares redeemed                                                                 (10,888,194)    (26,474,063)
                                                                                         ------------    ------------
  Increase/(Decrease) in Net Assets From Fund Share Transactions                           (2,890,121)      2,236,892
                                                                                         ------------    ------------
Increase/(Decrease) in Net Assets                                                          (2,930,461)      2,209,961
NET ASSETS:
  Beginning of year                                                                        38,530,171      36,320,210
                                                                                         ------------    ------------
  End of year                                                                            $ 35,599,710    $ 38,530,171
                                                                                         ============    ============

                       See Notes to Financial Statements

                                FIRST EAGLE FUNDS

                          Notes to Financial Statements

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES - First Eagle Fund of America, Inc. and First Eagle International Fund, Inc., each a Maryland corporation, were reorganized as separate Series of First Eagle Trust, a Delaware business trust, (the "Trust") effective February 28, 1998. The Trust is registered under the Investment Company Act of 1940 as amended (the "Act") as a non-diversified, open-end management investment company. The Trust presently consists of two separate portfolios ("Series"): First Eagle Fund of America (a "Fund") and First Eagle International Fund (a "Fund"). Each Series has distinct investment objectives and policies. A shareholder's interest is limited to the Series in which she or he owns shares. Each Series offers Class Y, Class C, and Class A shares (inception November 19, 1998). All classes of shares have identical rights to earnings, assets, and voting privileges, except that each class has its own distribution and/or service plan, and has exclusive voting rights with respect to matters affecting only that class.

The following is a summary of significant accounting policies:

A. Valuation of Investments - Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day. Equity securities listed on the NASDAQ National Market System are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Corporate bonds (other than convertible debt securities) and U.S. Government Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other securities are valued at the mean between the most recently quoted bid and asked prices. Short term debt instruments which mature in less than 60 days are valued at amortized cost, unless the Board of Trustees determines that such valuation does not represent fair value. Securities which are otherwise not readily marketable or securities for which market quotations are not readily available are valued in good faith at fair value in accordance with procedures adopted by the Trust's Board of Trustees. A Valuation Committee of the Board of Trustees has been established to determine the value of such securities after consultation with the Trust's investment adviser.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses on security transactions are determined based on the specific identification method. Discounts and premiums on purchases of investments are accreted and amortized, respectively, as adjustments to interest income and cost of securities. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Options: In order to produce incremental earnings or protect against changes in the value of portfolio securities, a Fund may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

A Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. A Fund may also use options for speculative purposes, although it does not employ options for this purpose at the present time. A Fund will segregate assets to cover its obligations under option contracts.

Options contracts are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on the sales of a written call option, the purchase cost of a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk of buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. A Fund may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

Forward Currency Contracts: In connection with purchases and sales of securities denominated in foreign currencies, a Fund may enter into forward currency contracts. Additionally, a Fund may enter into such contracts to hedge certain other foreign currency denomi-nated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. A Fund will realize a gain or loss upon the closing or settlement of the forward transaction. Such realized gains or losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

C. Foreign Currency Translation - The market values of securities which are not traded in United States currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of a Fund are presented at the foreign exchange rates and market values at the close of the period. A Fund does not isolate that portion of gains and losses on investments which is due to change in foreign exchange rates from that which is due to changes in market prices of the equity securities.

D. Federal Income Tax Status - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Accordingly, no federal income tax provision is required.

E. Dividends and Distributions to Shareholders - Dividends from net investment income, if any, and distribution of net realized gain from investment transactions, if any, will be made annually. The Funds record dividends and distributions to its shareholders on the record date.

F. Deferred Organization Expenses - A total of $146,000 was incurred in connection with the organization of the International Fund. The costs have been deferred and are being amortized by the Fund over the period of benefit not to exceed 60 months from the date the Fund commenced operations. The Adviser has agreed that if any of the initial shares purchased by the Adviser are redeemed during the amortization period, the redemption proceeds will be reduced by any unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of shares outstanding at the time of redemption. As of October 31, 1999, all organization costs have been fully amortized.

G. Estimates and Assumptions - Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in economic environment, financial markets and any other parameters used in determining these estimates could cause results to differ from these amounts.

NOTE 2. INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT - Arnhold and S. Bleichroeder Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of Arnhold and S. Bleichroeder, Inc. ("ASB"), manages the Trust. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Trust and the Adviser (the "Advisory Agreement") an annual advisory fee of 1.0% of the average daily net assets of each Fund.

ASB (the "Distributor") serves as the distributor of the Trust's Class Y, Class C, and Class A shares. The Distributor receives services fee at the annual rate of 0.25% of the Funds' daily net assets payable monthly, pursuant to a Distribution and Services Agreement which was approved by the Board of Trustees, to cover expenses incurred by ASB for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions.

Shareholders pay the distributor a contingent deferred sales charge ("CDSC") of 1.25% on Class C shares which applies if redemption occurs within the first year of purchase. In addition, the Trust also pays a distribution fee (12b-1) with respect to Class C shares and Class A shares calculated at the annual rate of 0.75% and 0.25% respectively, of the average daily net assets. For the year ended October 31, 1999, total 12b-1 fees for Class C shares and Class A shares were as follows:

                                                          Class C     Class A
                                                          -------     -------

First Eagle Fund of America                               $97,663     $2,279
First Eagle International Fund                            $ 3,806     $   76

NOTE 3. CUSTODIAN FEES - The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. As of October 31, 1999 the portfolio's custodian fees and related offset were as follows:

                                                  Custodian Fees  Credits Earned
                                                  --------------  --------------

First Eagle Fund of America                           $74,673         $19,412
First Eagle International Fund                        $55,226         $17,838

NOTE 4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES - The aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term investments), during the year ended October 31, 1999 were as follows:

                                                      Purchases         Sales
                                                      ---------         -----

First Eagle Fund of America                         $611,250,593    $441,211,143
First Eagle International Fund                      $ 28,319,798    $ 32,037,124

For the year ended October 31, 1999, First Eagle Fund of America and First Eagle International Fund had the following written options transactions:

                                                 Number of Contracts   Premium
                                                 -------------------   -------

First Eagle Fund of America
   Options outstanding at
     October 31, 1998                                    5,292       $ 1,900,893
   Options written                                      63,427        28,925,236
   Options exercised                                    11,779         7,553,057
   Options expired/closed                               44,894        18,168,156
                                                        ------       -----------
   Options outstanding at
     October 31, 1999                                   12,046       $ 5,104,916
                                                        ======       ===========
First Eagle International Fund
   Options outstanding at
     October 31, 1998                                       --                --
   Options written                                          55       $    78,248
   Options exercised                                        --                --
   Options expired/closed                                   30             3,013
                                                        ------       -----------
   Options outstanding at
     October 31, 1999                                       25       $    75,235
                                                        ======       ===========

For the year ended October 31, 1999, the First Eagle Fund of America and First Eagle International Fund paid brokerage commissions on securities transactions of $1,422,242 and $143,459 of which $59,670 and $6,997 was paid to ASB, respectively.

NOTE 5. FEDERAL INCOME TAXES - During the year ended October 31, 1999, the First Eagle Fund of America and First Eagle International Fund realized net capital gains of $82,107,831 and $3,618,207 respectively. The United States federal income tax basis of the Funds' investments at October 31, 1999 was substantially the same as the basis for financial reporting purposes and accordingly, the aggregate gross unrealized appreciation on investments was $96,660,110 for the First Eagle Fund of America and $6,177,521 for the First Eagle International Fund and the aggregate unrealized gross depreciation was $71,675,910 and $1,526,027 respectively, resulting in net unrealized appreciation for United States income tax purposes of $24,984,200 and $4,651,494 respectively.

NOTE 6. CAPITAL SHARES - The Declaration of the Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. The Trust has established Class Y, Class C, and Class A shares. Each share of a class represents an identical interest in the portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At October 31, 1999, total paid-in capital amounted to the following for each class:

                                    Class Y        Class C        Class A
                                    -------        -------        -------

First Eagle Fund of America      $472,433,775   $ 21,368,721   $  1,837,439
First Eagle International Fund   $ 27,024,662   $    759,749   $     66,722

Transactions in shares of each portfolio were as follows:

                                                Year ended                        Year ended
                                             October 31, 1999                  October 31, 1998
                                             ----------------                  ----------------
                                          Shares          Amount            Shares          Amount
                                          ------          ------            ------          ------
First Eagle Fund of America Class Y
Shares sold                             10,506,742    $ 234,618,369        7,168,769    $ 153,754,128
Shares redeemed                         (5,720,598)    (126,601,217)      (2,802,071)     (56,985,140)
Shares issued on
   reinvestment                          3,223,043       67,570,333        1,474,429       27,394,898
                                        ----------    -------------       -----------    -------------
Net Increase                             8,009,187    $ 175,587,485        5,841,127    $ 124,163,886
                                        ==========    =============       ==========    =============

                                                                            For the period from
                                                Year ended                   March 2, 1998 to
                                             October 31, 1999                October 31, 1998
                                             ----------------                ----------------
                                           Shares         Amount            Shares      Amount
                                           ------         ------            ------      ------
First Eagle Fund of America Class C
Shares sold                                902,526    $ 19,902,637          31,502   $    661,283
Shares redeemed                            (31,574)       (671,996)             --             --

Shares issued on
   reinvestment                             69,078       1,476,797              --             --
                                           -------    ------------          ------   ------------
Net Increase                               940,030    $ 20,707,438          31,502   $    661,283
                                           =======    ============          ======   ============

                                         For the period from November 20, 1998
                                                 to October 31, 1999
                                                 -------------------
                                            Shares               Amount
                                            ------               ------
First Eagle Fund of America Class A
Shares sold                                 77,985             $1,755,004
Shares redeemed                                 (2)                   (51)
Shares issued on reinvestment                3,806                 82,486
                                            ------             ----------
Net Increase                                81,789             $1,837,439
                                            ======             ==========

                                                 Year ended                       Year ended
                                              October 31, 1999                 October 31, 1998
                                              ----------------                 ----------------
                                            Shares        Amount            Shares         Amount
                                            ------        ------            ------         ------
First Eagle International Fund Class Y
Shares sold                                 301,060    $  4,668,298       1,473,222    $ 26,579,885
Shares redeemed                            (704,487)    (10,755,409)     (1,460,355)    (26,474,063)
Shares issued on
  reinvestment                              175,851       2,716,066         117,160       1,785,523
                                           --------    ------------         -------    ------------
Net Increase                               (227,576)   $ (3,371,045)        130,027    $  1,891,345
                                           ========    ============         =======    ============

                                                                     For the period from
                                                Year ended            March 2, 1998 to
                                             October 31, 1999         October 31, 1998
                                             ----------------         ----------------
                                           Shares         Amount     Shares      Amount
                                           ------         ------     ------      ------
First Eagle International Fund Class C
Shares sold                                34,641     $ 525,359      19,217   $ 345,547
Shares redeemed                            (8,536)     (132,763)         --          --
Shares issued on reinvestment               1,409        21,606          --          --
                                           ------     ---------      ------   ---------
Net Increase                               27,514     $ 414,202      19,217   $ 345,547
                                           ======     =========      ======   =========

                                           For the period from March 11, 1999
                                                   to October 31, 1999
                                                   -------------------
                                              Shares               Amount
                                              ------               ------
First Eagle International Fund Class A
Shares sold                                    4,475             $ 66,744
Shares redeemed                                   (1)                 (22)
Shares issued on reinvestment                     --                   --
                                               -----             --------
Net Increase                                   4,474             $ 66,722
                                               =====             ========

Of the 27,260,005 shares of common stock outstanding for First Eagle Fund of America and 2,199,695 shares of common stock outstanding for First Eagle International Fund at October 31, 1999 ASB owned 31,696 and 9,856 shares and the ASB Profit Sharing Plan owned 475,428 and 226,724 shares respectively. The directors and officers of the Trust owned approximately 1,113,195 shares of First Eagle Fund of America and 302,937 shares of the First Eagle International Fund at October 31, 1999.

Financial Highlights

     Selected data for a share of common stock outstanding throughout each year

Fund of America Class Y shares

                                                                       For the year ended October 31,
                                                --------------------------------------------------------------------------
                                                 1999             1998             1997             1996             1995
                                                 ----             ----             ----             ----             ----
Net asset value, beginning of year                $21.53           $20.59           $17.97           $16.28           $15.45
Income from investment operations
   Net investment income (loss)                     0.07            (0.08)           (0.06)           (0.04)           (0.04)
   Net realized and unrealized gain                 2.45             3.62             5.31             4.08             2.87
                                                  ------           ------           ------           ------           ------
Total from investment operations                    2.52             3.54             5.25             4.04             2.83
                                                  ------           ------           ------           ------           ------
Less distributions from:
   Net investment income                              --               --               --               --               --
   Net realized gain                               (3.59)           (2.60)           (2.63)           (2.35)           (2.00)
                                                  ------           ------           ------           ------           ------
  Total distributions                              (3.59)           (2.60)           (2.63)           (2.35)           (2.00)
                                                  ------           ------           ------           ------           ------
Net asset value, end of year                      $20.46           $21.53           $20.59           $17.97           $16.28
                                                  ======           ======           ======           ======           ======

Total Return*                                       12.1%            19.2%            31.0%            27.1%            21.6%
Net assets, end of year                     $536,157,945     $391,797,350     $254,438,325     $163,402,847     $134,350,180
Ratios to Average Net Assets:
   Expenses(1)                                       1.4%             1.5%             1.7%             1.8%             1.9%
   Net investment income (loss)                      0.3%            (0.4)%           (0.3)%           (0.2)%           (0.3)%
Portfolio turnover rate                               89%              83%              98%              93%              81%

*     Past performance is not predictive of future performance,
(1) For the years ended October 31, 1999 and 1998, the Fund earned credits from the custodian which reduced service fees incurred. If the credits were taken into consideration, the ratio of expenses to average net assets would have been 1.4% and 1.5% respectively.

Financial Highlights

      Selected data for a share of common stock outstanding throughout each period:

Fund of America Class C shares

                                         For the year ended     March 2, 1998**
                                             October 31,        through Oct. 31,
                                               1999                  1998
                                               ----                  ----
Net asset value, beginning of year         $     21.43             $  21.07
Income from investment operations
    Net investment loss                          (0.20)               (0.16)
    Net realized and unrealized gain              2.54                 0.52
                                           -----------             --------
Total from investment operations                  2.34                 0.36
                                           -----------             --------
Less distributions from:
    Net investment income                           --                   --
    Net realized gain                            (3.59)                  --
                                           -----------             --------
Total distributions                              (3.59)                  --
                                           -----------             --------
Net asset value, end of year               $     20.18             $  21.43
                                           ===========             ========
Total Return*                                     11.2%                 1.7%++
Net assets, end of year                    $19,601,461             $674,944

Ratios to Average Net Assets:
    Expenses(1)                                    2.1%                 2.2%+
    Net investment loss                           (0.9)%               (1.1)%+
Portfolio turnover rate                             89%                  83%

*     Past performance is not predictive of future performance.
**    Commencement of investment operations
+     Annualized
++    Total return not annualized
(1) For the year ended October 31, 1999 and for the period from March 2, 1998 to October 31, 1998, the Fund earned credits from the custodian which reduced service fees incurred. If the credits were taken into consideration, the ratio of expenses to average net assets would have been 2.1% and 2.2%+.

 Financial Highlights
      Selected data for a share of common stock outstanding throughout each period:

Fund of America Class A shares
                                                       November 20, 1998**
                                                       through October 31,
                                                               1999
                                                               ----

Net asset value, beginning of period                          $  20.33

Income from investment operations
   Net investment loss                                           (0.09)
   Net realized and unrealized gain                               1.93
                                                                  ----
Total from investment operations                                  1.84
                                                                  ----
Less distributions from:
   Net investment income                                            --
   Net realized gain                                             (1.75)
                                                                 -----
Total distributions                                              (1.75)
                                                                 -----
Net asset value, end of period                                   20.42
                                                                 =====
Total Return*                                                      8.6 %++
Net assets, end of period                                   $1,670,284

Ratios to Average Net Assets:
   Expenses(1)                                                    1.6 %+
   Net investment loss                                           (0.4)%+
Portfolio turnover rate                                            89%

*     Past performance is not predictive of future performance.
**    Commencement of investment operations
+     Annualized
++    Total return not annualized
(1) For the period from November 20, 1998 to October 31, 1999, the Fund earned credits from the custodian which reduced service fees incurred. If the credits were taken into consideration, the ratio of expenses to average net assets would have been 1.6%+.

Financial Highlights

Selected data for a share of common stock outstanding throughout each period:

International Fund Class Y shares

                                                                           For the
                                                                            period
                                                                             from
                                                                           January 1,
                                                 For the year ended          thru            For the year ended
                                                     October 31,           October 31            December 31,
                                                     -----------          -----------            ------------
                                                1999           1998          1997            1996           1995
                                            -----------    -----------    -----------     -----------    -----------
Net asset value, beginning of year               $16.09         $16.17         $15.04          $13.38         $12.37
Income from investment operations
  Net investment loss                             (0.17)         (0.06)         (0.12)          (0.16)         (0.13)
  Net realized and unrealized gain (loss)          1.60           0.95           1.25            2.29           1.57
                                                 ------         ------         ------          ------         ------
    Total from investment operations               1.43           0.89           1.13            2.13           1.44
                                                 ------         ------         ------          ------         ------

 Less distributions
 Dividends (from net investment income)             --              --             --              --             --
  Distributions (from capital gains)              (1.34)         (0.97)            --           (0.47)         (0.43)
                                                 ------         ------         ------          ------         ------
    Total distributions                           (1.34)         (0.97)            --           (0.47)         (0.43)
                                                 ------         ------         ------          ------         ------

Net asset value, end of year                     $16.18         $16.09         $16.17          $15.04         $13.38
                                                 ======         ======         ======          ======         ======

Total Return*                                       9.4%           5.8%           7.5%++         15.9%          11.6%
Net assets, end of year                     $34,781,555    $38,222,433    $36,320,210     $32,105,280    $22,420,889
Ratios to Average Net Assets:
  Expenses(1)                                       2.4%           2.4%           2.3%+           2.9%           3.1%
  Net investment loss                              (1.1)%         (0.5)%         (1.0)%+         (1.1)%         (1.1)%
Portfolio turnover rate                              87%            85%            54%            101%           166%

                                               April 4,
                                                1994**
                                                through
                                             December 31,
                                             ------------
                                                 1994
                                             ------------
Net asset value, beginning of year              $12.50
Income from investment operations
  Net investment loss                            (0.02)
  Net realized and unrealized gain (loss)        (0.11)
                                                ------
    Total from investment operations             (0.13)
                                                ------

 Less distributions
 Dividends (from net investment income)             --
  Distributions (from capital gains)                --
                                                ------
    Total distributions                             --
                                                ------

Net asset value, end of year                    $12.37
                                                ======

Total Return*                                     (1.0)%++
Net assets, end of year                    $20,152,024
Ratios to Average Net Assets:
  Expenses(1)                                      2.0%+
  Net investment loss                             (0.3)%+
Portfolio turnover rate                            170%

*     Past performance is not predictive of future performance.
**    Commencement of investment operations
+     Annualized
++    Total return not annualized
(1) For the years ended October 31, 1999 and 1998 the Fund earned credits from the custodian which reduced service fees incurred. If the credits were taken into consideration the expense ratios would have been 2.4% and 2.3%, respectively.

Financial Highlights

 Selected data for a share of common stock outstanding throughout each period:

 International Fund Class C shares

                                                 For the         March 2, 1998**
                                               year ended           through
                                               October 31,         October 31,
                                                  1999               1998
                                                  ----               ----
Net asset value, beginning of year              $  16.01          $  16.90
Income from investment operations
  Net investment (loss) income                     (0.29)             0.84
  Net realized and unrealized gain (loss)           1.57             (1.73)
                                                --------          --------
     Total from investment operations               1.28             (0.89)
                                                --------          --------
  Less distributions
  Dividends (from net investment income)              --                --
  Distributions (from capital gains)               (1.34)               --
                                                --------          --------
     Total distributions                           (1.34)               --
                                                --------          --------
Net asset value, end of year                    $  15.95          $  16.01
                                                ========          ========
Total Return*                                        8.4%             (5.3)%++
Net assets, end of year                         $745,850          $307,738
Ratios to Average Net Assets:
  Expenses(1)                                        3.2%              2.9%+
  Net investment (loss)/income                      (1.9)%+            7.0%+
Portfolio turnover rate                               87%               85%

*     Past performance is not predictive of future performance.
**    Commencement of investment operations
+     Annualized
++    Total return not annualized
(1) For the year ended October 31, 1999 and for the period from March 2, 1998 to October 31, 1998 the Fund earned credits from the custodian which reduced service fees incurred. If the credits were taken into consideration the ratio of expenses to average net assets would have been
      3.1 % and 2.8%+, respectively.

Financial Highlights

      Selected data for a share of common stock outstanding throughout through each period:

International Fund Class A shares


                                            March 11, 1999**
                                                through
                                               October 31,
                                                 1999
                                                 ----
Net asset value, beginning of period           $15.06
Income from investment operations
   Net investment loss                          (0.15)
   Net realized and unrealized gain              1.24
                                                 ----
     Total from investment operations            1.09
                                                 ----
   Less distributions
   Dividends (from net investment income)          --
   Distributions (from capital gains)              --
                                                 ----
    Total distributions                            --
                                                 ----
Net asset value, end of period                 $16.15
                                               ======
Total Return*                                     7.2%++
Net assets, end of period                     $72,305
Ratios to Average Net Assets:
   Expenses(1)                                    2.7%+
   Net investment loss                           (1.6)%+
Portfolio turnover rate                            87%


*     Past performance is not predictive of future performance.
**    Commencement of investment operations
+     Annualized
++    Total return not annualized
(1) For the period from March 11, 1999 to October 31, 1999, the Fund earned credits from the custodian which reduced service fees incurred. If the credits were taken into consideration the ratio of expenses to average net assets would have been 2.7%+.

The Shareholders and Board of Trustees of First Eagle Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of First Eagle Fund of America and First Eagle International Fund as of October 31, 1999, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended with respect to First Eagle Fund of America and for the two years then ended and the period from January 1, 1997 to October 31, 1997, the years then ended December 31, 1996 and December 31, 1995 and for the period from April 4, 1994 (commencement of operations) to December 31, 1994 with respect to First Eagle International Fund. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered we performed other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material aspects, the financial positions of First Eagle Fund of America, and First Eagle International Fund as of October 31, 1999, the results of their operations for the year then ended, the changes in their net assets for the two years then ended and the financial highlights for each of the years in the five year period then ended with respect to First Eagle Fund of America, and for the two years then ended and the period from January 1, 1997 to October 31, 1997, the years ended December 31, 1996 and December 31, 1995, and for the period from April 4, 1994 (commencement of operations) to December 31, 1994, with respect to First Eagle International Fund, in conformity with generally accepted accounting principles.

New York, New York
December 20, 1999

                                FIRST EAGLE TRUST
                                     PART C
                                OTHER INFORMATION
                                February 25, 2000

ITEM 22. Financial Statements

For First Eagle Fund of America:

          1.   Schedule of Investments dated October 31, 1999.
          2.   Statement of Assets and Liabilities dated October 31, 1999.
          3.   Statement of Operations for the year ended October 31, 1999.
          4. Statement of Changes in Net Assets for the years ended October 31, 1999 and 1998.
          5.   Financial highlights.
          6.   Notes to Financial Statements.
          7.   Independent Auditors' Report -- KPMG LLP dated December 20, 1999.

For First Eagle International Fund:

          1.   Schedule of Investments dated October 31, 1999.
          2.   Statement of Assets and Liabilities dated October 31, 1999.
          3.   Statement of Operations for the period ended October 31, 1999.
          4. Statement of Changes in Net Assets for the years ended October 31, 1999 and 1998.
          5.   Financial highlights.
          6.   Notes to Financial Statements.
          7.   Independent Auditors' Report -- KPMG LLP dated December 20, 2000.

ITEM 23. Exhibits


          1.   (a)  Agreement and Declaration of Trust of the Registrant.*
               (b) Name Change Amendment to the Agreement and Declaration of Trust of the Registrant.****
          2.   By-laws of the Registrant.*
          4.   Account Application Form.**
          5. Investment Advisory Agreement between the Registrant and Arnhold and S. Bleichroeder Advisers, Inc. *
          6. (a) Distribution and Services Agreement between the Registrant and Arnhold and S. Bleichroeder, Inc.***
               (b)  Selling Group Agreement.*
          8. (a) Custody Agreement between the Registrant and The Bank of New York.*
               (b)  Fund Accounting Agreement.*
               (c) Foreign Custody Manager Agreement between Registrant and Bank of New York.*
               (d) Special Custody Agreement among Registrant, The Bank of New York and Arnhold and S. Bleichroeder, Inc.**
          9.   Transfer Agency Agreement.*
          11.  Consent of Independent Auditors.
          13.  Subscription Agreement.**
          17.  Financial Data Schedule.
          18.  Rule 18f-3 Plan.*
          19.  Power of Attorney.*
          20.  Code of Ethics.

---------------------
* Previously filed on or about February 27, 1998 with Post-Effective Amendment No. 16 to the Registration Statement of the Registrant on Form N-1A and incorporated herein by reference.
**   Previously filed and incorporated by reference.
*** Previously filed on or about December 31, 1998 with Post-Effective Amendment No. 17 to the Registration Statement of the Registrant on Form N-1A and incorporated herein by reference.
**** Previously filed on or about March 1, 1999 with Post-Effective Amendment
     No. 18 to the Registration Statement on Form N-1A and incorporated by reference.
+    To be filed by amendment.

ITEM 24. Persons Controlled by or under Common Control with Registrant

     No persons are controlled by or under common control with the Registrant.

ITEM 25. Indemnification

     The Registrant shall indemnify directors, officers, employees and agents of the Registrant against judgments, fines, penalties, settlements and expenses to the fullest extent authorized, and in the manner permitted, by applicable federal and state law.

ITEM 26. Business and Other Connections of Investment Adviser

     Arnhold and S. Bleichroeder Advisers, Inc. (the "Adviser") is a wholly owned subsidiary of Arnhold and S. Bleichroeder, Inc. which has a substantial amount of assets under management in the form of individual and fund accounts. Arnhold and S. Bleichroeder, Inc. is a registered broker-dealer and maintains a substantial involvement in the securities brokerage and underwriting businesses. The business and other connections of the Adviser's directors and officers are as follows:

                         Position with the       Business and Other
Name                     Adviser                 Connections
----                     -----------------       ------------------

Henry H. Arnhold         Director                Co-Chairman of the Board of
                                                 Arnhold and S. Bleichroeder,
                                                 Inc.; Director, Aquila
                                                 International Fund Limited;
                                                 Trustee, The New School for
                                                 Social Research; Director,
                                                 Conservation International

John P. Arnhold          Co-President and        Co-President and Director,
                         Director                Arnhold and S. Bleichroeder,
                                                 Inc.; President and Director,
                                                 Arnhold and S. Bleichroeder, UK
                                                 Ltd.; Co-President and
                                                 Director, ASB Securities, Inc.;
                                                 Director, Aquila International
                                                 Fund Limited; President,
                                                 WorldVest, Inc.; Co-President
                                                 and Trustee, First Eagle Funds;
                                                 Co-President and Director,
                                                 First Eagle SoGen Funds, Inc.
                                                 and First Eagle SoGen Variable
                                                 Funds, Inc.

                         Position with the       Business and Other
Name                     Adviser                 Connections
----                     -----------------       ------------------

Stanford S. Warshawsky   Co-President and        Co-President, Secretary and
                         Director                Director, Arnhold and S.
                                                 Bleichroeder, Inc.;
                                                 Co-President and Director, ASB
                                                 Securities, Inc.; Director,
                                                 German-American Chamber of
                                                 Commerce; Chairman and
                                                 Director, Arnhold and S.
                                                 Bleichroeder, UK Ltd.; Chairman
                                                 of the Board and Trustee, First
                                                 Eagle Trust; Trustee, First
                                                 Eagle Funds, Director, First
                                                 Eagle SoGen Funds, Inc. and
                                                 First Eagle SoGen Variable
                                                 Funds, Inc.

Stephen M. Kellen        Director                Co-Chairman of the Board of
                                                 Arnhold and S. Bleichroeder
                                                 Inc.; Trustee, The Carnegie
                                                 Society and WNET/Thirteen;
                                                 Trustees Council of The
                                                 National Gallery of Art;

Robert Miller            Vice President,         Senior Vice President, and
                         Secretary and           Director, Arnhold and S.
                         Treasurer               Bleichroeder, Inc.; Director,
                                                 Arnhold and S. Bleichroeder,
                                                 UK Ltd.; Treasurer, First Eagle
                                                 Funds

Gary Lee Fuhrman         Director                Senior Vice President and
                                                 Director, Arnhold and S.
                                                 Bleichroeder, Inc.; Director,
                                                 Medical Resources, Inc.

Ronald A. Bendelius      Vice President          Senior Vice President and Chief
                                                 Financial Officer, Arnhold and
                                                 S. Bleichroeder, Inc.

Robert Bruno             Vice President          Senior Vice President, Arnhold
                                                 and S. Bleichroeder, Inc.; Vice
                                                 President and Secretary, First
                                                 Eagle Funds; Vice President,
                                                 Secretary and Treasurer, First
                                                 Eagle SoGen Funds, Inc. and
                                                 First Eagle SoGen Variable
                                                 Funds, Inc.

William P. Casciani      Vice President          Senior Vice President and
                                                 Compliance Officer, Arnhold and
                                                 S. Bleichroeder, Inc.

Michael G. Klemballa     Vice President          Senior Vice President and
                                                 Comptroller, Arnhold and S.
                                                 Bleichroeder, Inc.

Allan Langman            Vice President          Senior Vice President,
                                                 Treasurer and Director, Arnhold
                                                 and S. Bleichroeder, Inc.

Vincent S. Viglione      Vice President          Senior Vice President and
                                                 Assistant Treasurer, Arnhold
                                                 and S. Bleichroeder, Inc.

ITEM 27. Principal Underwriter

     (a) Arnhold and S. Bleichroeder, Inc. acts as an investment adviser to First Eagle Fund, N.V., Aquila International Fund Limited, Aetos Corporation, DEF Associates, N.V., Eagle Select Fund Limited, Eagle World Growth Fund Limited and The Global Beverage Fund Limited.

     (b) The positions and offices of the Distributor's directors and officers who serve the Registrant are as follows:


        Name and              Position and Offices    Position and Offices with
    Business Address*           with Underwriter              Registrant
-------------------------  -------------------------  --------------------------

Stanford S. Warshawsky...  Co-President, Director     Chairman of the Board and
                           and Secretary              Trustee

John P. Arnhold..........  Co-President and Director  Co-President and Trustee

Michael M. Kellen........  Senior Vice President and  Vice Chairman of the
                           Director                   Board and Trustee

Arthur F. Lerner.........  Senior Vice President      Senior Vice President

Tracy LaPointe Saltwick..  Senior Vice President      Vice President

Robert Miller............  Senior Vice President      Treasurer
                           and Director

Robert Bruno.............  Senior Vice President      Vice President and
                                                      Secretary

Cari Levine..............  Assistant Vice President   Assistant Treasurer

Suzan Afifi..............  Assistant Vice President   Assistant Secretary

----------
* The address of each person named above is 1345 Avenue of the Americas, New York, New York 10105.

     (c) The Registrant has no principal underwriter which is not an affiliated person of the Registrant.

ITEM 28. Location of Accounts and Records

     The Registrant's accounts and records will be maintained at The Bank of New York, 48 Wall Street, New York, New York 10286. Records of shareholders' accounts will be maintained at BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219.

ITEM 29. Management Services

     The Registrant is not a party to any management-related service contract not discussed in the Prospectus or Statement of Additional Information of this Registration Statement.

ITEM 30. Undertakings

     The Registrant hereby undertakes to provide each person to whom a copy of the Prospectus is given with a copy of the Fund's annual report, which contains the information required by item 5A of Form N-1A, upon request by such person and free of charge.

     The Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director, if requested to do so by the holders of at least 10% of the Fund's outstanding shares, and that it will assist in communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, as of the 25th day of February, 2000.

                                    FIRST EAGLE FUNDS

                                    By:/s/ John P. Arnhold
                                       -------------------
                                          John P. Arnhold,
                                          Co-President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

           Signature                Capacity                          Date
           ---------                --------                          ----

/s/ John P. Arnhold                 Trustee                    February 25, 2000
---------------------------------
         John P. Arnhold

/s/ Candace K. Beinecke*            Trustee                    February 25, 2000
---------------------------------
         Candace K. Beinecke

/s/ Edwin J. Ehrlich*               Trustee                    February 25, 2000
---------------------------------
         Edwin J. Ehrlich

/s/ K. Georg Gabriel*               Trustee                    February 25, 2000
---------------------------------
         K. Georg Gabriel

/s/ Robert J. Gellert*              Trustee                    February 25, 2000
---------------------------------
         Robert J. Gellert

/s/ James E. Jordan*                Trustee                    February 25, 2000
---------------------------------
         James E. Jordan

/s/ Michael M. Kellen*              Trustee                    February 25, 2000
---------------------------------
         Michael M. Kellen

/s/ William M. Kelly*               Trustee                    February 25, 2000
---------------------------------
         William M. Kelly

/s/ Stanford S. Warshawsky*         Trustee                    February 25, 2000
---------------------------------
         Stanford S. Warshawsky

/s/ Robert Miller                   Treasurer (Principal       February 25, 2000
---------------------------------   Financial and Accounting
         Robert Miller              Officer


* by power-of-attorney by /s/ John P. Arnhold
                          -------------------
                           John P. Arnhold

                                  EXHIBIT INDEX

B.   Exhibits


     1.   (a)  Agreement and Declaration of Trust of the Registrant.*
          (b) Name Change Amendment to the Agreement and Declaration of Trust of the Registrant.****
     2.   By-laws of the Registrant.*
     4.   Account Application Form.**
     5.   Investment Advisory Agreement between the Registrant and Arnhold and
          S. Bleichroeder Advisers, Inc. *
     6. (a) Distribution and Services Agreement between the Registrant and Arnhold and S. Bleichroeder, Inc.***
          (b)  Selling Group Agreement.*
     8.   (a)  Custody Agreement between the Registrant and The Bank of New
               York.*
          (b)  Fund Accounting Agreement.*
          (c) Foreign Custody Manager Agreement between Registrant and Bank of New York.*
          (d) Special Custody Agreement among Registrant, The Bank of New York and Arnhold and S. Bleichroeder, Inc.**
     9.   Transfer Agency Agreement.*
     11.  Consent of Independent Auditors.
     13.  Subscription Agreement.**
     17.  Financial Data Schedule.
     18.  Rule 18f-3 Plan.*
     19.  Power of Attorney.*
     20.  Code of Ethics


---------------------
* Previously filed on or about February 27, 1998 with Post-Effective Amendment No. 16 to the Registration Statement of the Registrant on Form N-1A and incorporated herein by reference.
**   Previously filed and incorporated by reference.
*** Previously filed on or about December 31, 1998 with Post-Effective Amendment No. 17 to the Registration Statement of the Registrant on Form N-1A and incorporated herein by reference.
**** Previously filed on or about March 1, 1999 with Post-Effective Amendment
     No. 18 to the Registration Statement on Form N-1A and incorporated by reference.
+    To be filed by amendment.